MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection
3.04(b)
of the Pooling and Servicing Agreement

 HOUSEHOLD FINANCE CORPORATION
 HOUSEHOLD AFFINITY FUNDING CORPORATION
 HOUSEHOLD AFFINITY CREDIT CARD MASTER
TRUST 1
Class A and Class B Certificates, Series
1993-1

The undersigned, a duly authorized
representative of Household Finance
Corporation, as
Servicer (the "Servicer"), pursuant to
the Amended and Restated Pooling and
Servicing
Agreement, dated as of August 1, 1993
(the "Pooling and Servicing Agreement"),
by and among
Household Affinity Funding Corporation,
as Transferor, the Servicer, and The
Bank of New York,
as Trustee, does hereby certify with
respect to the information set forth
below as follows:
1.Capitalized terms used in this
Certificate shall have the respective
 meanings set forth in the Pooling and
Servicing Agreement.
2.Household Finance Corporation is, as
of the date hereof, the Servicer
 under the Pooling and Servicing
Agreement.
3.The undersigned is a Servicing
Officer.
4.This Certificate relates to the
Distribution Date occurring on January
15, 1999
5.Trust Information.
(a)The aggregate amount of Collections
processed for the Due Period
preceding such Distribution Date was       $2,083,382,952.31
equal to .
(b)The aggregate amount of such
Collections with respect to Principal
Receivables for the Due Period preceding
such Distribution Date was
equal to ..                                $1,956,635,687.04
(i)The payment rate, [ ( (b) + (c)(ii) +             29.183%
(c)(iii) ) / (f) ],  is ....
(c)The aggregate amount of such
Collections with respect to Finance
Charge
and Administrative Receivables and the
Defaulted Amount for the Due Period
preceding
such Distribution Date was equal to .        $126,747,265.27
(i)The gross cash yield, [                           21.261%
((ii)+(iii)+(iv)+(v)) * 12 / (f) ],  is
 ...
(ii)The amount of such aggregate with         $75,389,335.22
respect to Finance Charge was equal to
(iii)The amount of such aggregate with        $14,502,557.49
respect to Fees was equal to ...
(iv)The amount of such aggregate with         $33,981,642.56
respect to Interchange was equal to ..
(v)The amount of such aggregate with             $373,585.00
respect to Other Recoveries was equal to
 ..
(vi)The amount of such aggregate with          $2,500,145.00
respect to Principal Recoveries was
equal to ..
(d)The Gross Defaulted Amount for the         $42,056,598.14
preceding Due Period is ...
(i)The annualized default rate, (d) *12               7.197%
/ (f),  is ....
(ii)The annualized net default rate,                  6.769%
[(d)-(c)(vi)] *12 / (f),  is ....
(e)The Portfolio Yield for such                      14.492%
Distribution Date ....
(f)The total amount of Principal
Receivables in the Trust at the
beginning
of the preceding Due Period is equal to    $7,012,619,844.89
 ...
(g)The total amount of Principal
Receivables as of the last day of the
immediately preceding Due Period is ..     $7,269,144,634.64
(h)The average amount of Principal
Receivables in the Trust during the
preceding Due Period (the sum of the
amounts in clause (f) and the
amount in clause (g) divided by 2) is      $7,140,882,239.76
equal to ...
(i)The total amount of Finance Charge
and Administrative Receivables in the
Trust as of the last day of the              $118,542,105.84
immediately preceding Due Period is ..
(j)The aggregate outstanding gross
balance of the Accounts which were
one payment (5-29 days) delinquent  as
of the close of business on the last
day of the calendar month preceding such     $253,591,398.15
Distribution Date was equal to ....
(k)The aggregate outstanding gross
balance of the Accounts which were
two payments (30-59 days) delinquent as
of the close of business on the last
day of the calendar month preceding such      $90,063,018.91
Distribution Date was equal to ....
(l)The aggregate outstanding gross
balance of the Accounts which were
three or more payments (60+ days)
delinquent as of the close of business
on the last
day of the calendar month preceding such     $207,520,707.20
Distribution Date was equal to ....
(m)The aggregate amount of Trust Excess
Principal Collections for such
Distribution Date is                       $1,514,099,413.95
(n)The aggregate amount of Principal                   $0.00
Shortfalls for such Distribution Date is
 ..
6.Group One Information
(a)The Average Rate for Group One (the
weighted average Certificate Rate
reduced to take into account any
payments made pursuant to interest
(b)Group One Total Investor Collections      $762,072,141.31
is equal to .
(c)Group One Investor Principal              $714,228,663.35
Collections is equal to ...
(d)Group One Investor Finance Charge and      $47,843,477.96
Administrative Collections is equal to .
(e)Group One Investor Additional Amounts               $0.00
is equal to ..
(f)Group One Investor Default Amount is       $15,875,166.40
equal to
(g)Group One Investor Monthly Fees is          $4,411,773.33
equal to
(h)Group One Investor Monthly Interest        $12,219,607.69
is equal to
7.Series 1993-1 Information
(a)The Series Adjusted Portfolio Yield
for the Due Period preceding such
Distribution Date was equal to                        14.03%
(b)The Series 1993-1 Allocation
Percentage with respect to the Due
Period preceding such Distribution Date                6.18%
was equal to ...
(c)The Floating Allocation Percentage
for the Due Period preceding such
Distribution Date was equal to .                     105.86%
(d)The aggregate amount of Reallocated
Finance Charge and
Administrative Collections for the Due
Period preceding
such Distribution Date is equal to             $8,115,824.73
(e)The Floating Allocation Percentage of
Series Allocable Finance
Charge and Administrative Collections
for the Due Period preceding
such Distribution Date is equal to....         $8,292,934.10
(f)Class A Invested Amount ...               $225,000,000.00
(g)The Class A Invested Percentage with
respect to the Due Period
preceding such Distribution Date was                  65.38%
equal to ....
(h)The Class A Invested Percentage of
the amount set forth in Item 7(d)
above was equal to ..                          $5,306,449.08
(i)The amount of Class A Monthly
Interest for such Distribution Date is
equal to..                                     $1,111,247.31
(j)The amount of any Class A Monthly
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to .
(k)The amount of Class A Additional
Interest for such Distribution Date
is equal to ..                                         $0.00
(l)The amount of any Class A Additional
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to..
(m)The Class A Investor Default Amount
for such Distribution Date is
equal to                                       $1,799,182.01
(n)The Allocable Servicing Fee for such          $764,713.33
Distribution Date is equal to....
(o)The Class A Required Amount, if any,
with respect to such
Distribution Date is equal to..                        $0.00
(p)Class B Invested Amount ....               $52,945,000.00
(q)The Class B Invested Percentage for
the Due Period preceding such
Distribution Date was equal to                        11.54%
(r)The Class B Invested Percentage of
the amount set forth in Item 7(d)
above is equal to....                            $936,499.82
(s)The amount of Class B Monthly
Interest for such Distribution Date is
equal to..                                       $233,840.42
(t)The amount of any Class B Monthly
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to....
(u)The amount of Class B Additional
Interest for such Distribution Date
is equal to.                                           $0.00
(v)The amount of any Class B Additional
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to...
(w)Class B Investor Default Amount for
such Distribution Date is equal
to.                                              $317,525.64
(x)The Collateral Invested Percentage of
the amount set forth in Item 7(d)
above is equal to                              $1,872,875.83
(y)The Series 1993-1 Principal Shortfall
for such Distribution Date is
equal to                                               $0.00
(z)The Series 1993-1 Excess Principal                  $0.00
Collections is equal to..
(aa)The amount of Excess Finance Charge
and Administrative Collections
with respect to such Distribution Date         $3,610,956.93
is equal to....
(bb)The amount of Excess Finance Charge
and Administrative Collections
referred to in Item 7(aa) will be
available to be distributed on such
Distribution Date to fund or reimburse
the following items:
(i)to fund the Class A Required Amount,
if any, with
respect to such Distribution Date....                  $0.00
(ii)to reimburse Class A Investor Charge-              $0.00
Offs
(iii)to pay current or overdue Class B
Monthly Interest,
Class B Additional Interest or the
Cumulative
Excess Interest Amount ...                             $0.00
(iv)to fund the Class B Investor Default
Amount with
respect to such Distribution Date                $317,525.64
(v)to reimburse certain previous
reductions in the Class B
Invested Amount .                                      $0.00
(vi)to pay any portion of the Allocable
Servicing Fee not
paid pursuant to clause (i) above.                     $0.00
(vii)to fund the Collateral Investor
Default Amount with
respect to such Distribution Date                $635,009.29
(viii)to reimburse certain previous
reductions in the Collateral
Invested Amount .                                      $0.00
(ix)to make any required deposit in the                $0.00
Cash Collateral Account..
(cc)The amount of Subordinated Principal
Collections with respect to such
Distribution Date is equal to..               $35,612,101.36
(dd)The Principal Allocation Percentage               85.07%
is equal to ..
(ee)The total amount to be distributed
to Class A Certificateholders on
such Distribution Date in payment of          $75,000,000.00
principal is equal to...
(ff)The total amount to be distributed
to Class B Certificateholders on
such Distribution Date in payment of                   $0.00
principal is equal to...
(gg)The amount of Class A Investor
Charge-Offs for such Distribution
Date is equal to.                                      $0.00
(hh)The total amount of reimbursements
of Class A Investor Charge-Offs
for such Distribution Date is equal                    $0.00
to...
(ii)The amount of Class B Investor
Charge-Offs and other reductions in
the Class B Invested Amount for such                   $0.00
Distribution Date is equal to...
(jj)The total amount of reimbursements
of Class B Investor Charge-Offs
for such Distribution Date is equal to                 $0.00
(kk)The Class A Invested Amount at the
close of business on such
Distribution Date (after giving effect
to all payments and adjustments
on such Distribution Date) will be equal     $150,000,000.00
to....
(ll)The Class B Invested Amount at the
close of business on such
Distribution Date (after giving effect
to all payments and adjustments
on such Distribution Date) will be equal      $52,945,000.00
to
(mm)The Available Collateral Amount as
of the close of business on the
preceding Distribution Date (after
giving effect to any withdrawal
from the Collateral Account) was equal       $105,883,000.00
to.
(nn)The Required Collateral Amount as of
the close of business on such
Distribution Date, after giving effect
to any withdrawal from the
Collateral Account and payments to the
Collateral Interest Holder on
such Distribution Date, will be equal        $105,883,000.00
to..
(oo)The ratio of the Required Collateral
Amount to the Class B Invested Amount
as of the close of business on such
Distribution Date, after giving effect
to any withdrawal from the Collateral
Account and payments to the
Collateral Interest Holder on such                  199.987%
Distribution Date, will be equal to ...
(pp)The Cumulative Excess Interest
Amount as of the close of business on
such Distribution Date, after giving
effect to any payments of interest
to Class B Certificateholders on such                  $0.00
Distribution Date, will be equal to ....
8.Total amount to be on deposit in the
Collection Account (after giving effect
to
allocations required to be made pursuant
to the terms of all other Series now
outstanding and to the payment of the
Servicer's fee and funding of investor
default
amounts) prior to making distributions        $79,599,394.46
on such Distribution Dates is equal to
 ..
9.The total amount to be allocated
according to the terms of the Collateral
Agreement on such Distribution Date is         $3,254,306.73
equal to .
10.Total amount to be distributed from
the Collection Account to the
Servicer in respect of the unpaid
Allocable Servicing Fee for the
preceding Due Period on such
Distribution Date (after taking into
consideration the amounts which have
been netted with respect to this
Series against deposits to the                         $0.00
Collection Account) is equal to..
11.As of the date hereof, to the best
knowledge of the undersigned, the
Servicer
has performed in all material respects
all its obligations under the Pooling
and Servicing Agreement through the Due
Period preceding such
Distribution Date or, if there has been
a default in the performance of
any such obligation, set forth in detail
the (i) nature of such default,
(ii) the action taken by the Transferor
and Servicer, if any, to remedy such
default
and (iii) the current status of each                    None
such default; if applicable, insert
"None".
12.As of the date hereof, to the best
knowledge of the undersigned, no
Amortization Event has been deemed to
have occurred on or prior to
such Distribution Date.
13.As of the date hereof, to the best
knowledge of the undersigned, no
Lien has been placed on any of the
Receivables other than pursuant to
the Pooling and Servicing Agreement (or,
if there is a Lien, such Lien
consists of :
________________________________________
____).
14.The amounts specified to be deposited into and withdrawn from the
Collection Account, as well as the
amounts specified to be paid to the
Transferor, the Servicer, the Interest
Holder and the Certificateholders
are all in accordance with the
requirements of the Pooling and
Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has
duly executed and delivered this
Certificate this 15th day of January,
1999.

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HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________
      Name: Steven H. Smith
      Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.               December 1998
Household Affinity Credit Card Master           Jan 15, 1999
Trust I , Series 1993-1

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000                 $84.5680526
interest
2. Principal distribution per $1,000             $83.3333333
interest
3. Interest distribution per $1,000               $1.2347192
interest
B. Calculation of Class A Interest
1. Calculation of Class A Certificate
Rate
(a) One-month LIBOR                              5.53547000%
(b) Spread                                       0.20000000%
(c) Class A Certificate Rate                     5.73547000%
2. Beginning Principal Amount                $225,000,000.00
3. Days in Interest Period                                31
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                      $2,083,382,952.31
(b) Collections of Finance Charge and        $126,747,265.27
Administrative Receivables
(c) Collections of Principal               $1,956,635,687.04
2. Allocation of Receivables
(a) Class A Invested Percentage                       65.38%
(b) Principal Allocation Percentage                   85.07%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                   $253,591,398.15
           % of Gross Receivables                      3.43%
(b) Delinquent 30 - 59 days                   $90,063,018.91
             % of Gross Receivables                    1.22%
(c) Delinquent 60+ days                      $207,520,707.20
           % of Gross Receivables                      2.81%
4. Class A Investor Default Amount             $1,799,182.01
5. Class A Investor Charge-offs;
Reimbursement of Charge-offs
(a) Class A Investor Charge-offs, if                   $0.00
any, for the Distribution Date
(b) The amount of Item 5.(a) per $1,000                $0.00
interest
(c) Total reimbursed to Trust in respect               $0.00
of Class A Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                $0.00
interest
(e) The amount, if any, by which the                   $0.00
outstanding principal balance of the
          Class A Certificates exceeds
the class A Invested Amount as of
            the end of the Distribution
Date
6. Allocable Servicing Fee paid for the          $764,713.33
Distribution Date
7. Deficit Controlled Amortization                     $0.00
Amount for the Distribution Date
D.Class A Pool Factor                                 0.1667
E. Receivables Balances
1. Principal Receivables as of the last $7,269,144,634.64 day of the preceding Due Period
2. Finance Charge and Administrative         $118,542,105.84
Receivables as of the last day
      of the preceding Due Period
F.Class B Certificates
1. Class B Invested Amount as of the end      $52,945,000.00
of the Distribution Date
2. Available Collateral Amount as of the $105,883,000.00 end of the Distribution Date

Household Finance Corporation
Household Affinity Funding Corp.               December 1998
Household Affinity Credit Card Master           Jan 15, 1999
Trust I , Series 1993-1

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000                  $4.4166667
interest
2. Principal distribution per $1,000              $0.0000000
interest
3. Interest distribution per $1,000               $4.4166667
interest
B. Calculation of Class B Interest
1. Calculation of Class B Certificate
Rate
(a) Class B Coupon                                  5.30000%
2. Beginning Invested Amount                  $52,945,000.00
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                      $2,083,382,952.31
(b) Collections of Finance Charge and        $126,747,265.27
Administrative Receivables
(c) Collections of Principal               $1,956,635,687.04
2. Allocation of Receivables
(a) Class B Invested Percentage                       11.54%
(b) Principal Allocation Percentage                   85.07%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                   $253,591,398.15
% of Gross Receivables                                 3.43%
(b) Delinquent 30 - 59 days                   $90,063,018.91
% of Gross Receivables                                 1.22%
(c) Delinquent 60+ days                      $207,520,707.20
% of Gross Receivables                                 2.81%
4. Class B Investor Default Amount               $317,525.64
5. Class B Investor Charge-offs;
Reimbursement of Charge-offs
(a) Class B Investor Charge-offs, if                   $0.00
any, for the Distribution Date
(b) The amount of Item 5.(a) per $1,000                $0.00
interest
(c) Total reimbursed to Trust in respect               $0.00
of Class B Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                $0.00
interest
(e) The amount, if any, by which the                   $0.00
outstanding principal balance of the
          Class B Certificates exceeds
the Class B Invested Amount as of
            the end of the Distribution
Date
6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at                $0.00
the end of the Distribution Date
(b) Available Cash Collateral Amount as             0.00000%
a percent of the Class B
        Invested Amount, each at the end
of the Distribution Date
7. Available Collateral Invested Amount      $105,883,000.00
8. Deficit Controlled Amortization                     $0.00
Amount for the Distribution Date
D.Class B Pool Factor                                 1.0000
E. Receivables Balances
1. Principal Receivables as of the last $7,269,144,634.64 day of the preceding Due Period
2. Finance Charge and Administrative         $118,542,105.84
Receivables as of the last day
      of the preceding Due Period


 MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection
3.04(b)
of the Pooling and Servicing Agreement

 HOUSEHOLD FINANCE CORPORATION
 HOUSEHOLD AFFINITY FUNDING CORPORATION
 HOUSEHOLD AFFINITY CREDIT CARD MASTER
TRUST 1
Class A and Class B Certificates, Series
1993-2

The undersigned, a duly authorized
representative of Household Finance
Corporation, as
Servicer (the "Servicer"), pursuant to
the Amended and Restated Pooling and
Servicing
Agreement, dated as of August 1, 1993
(the "Pooling and Servicing Agreement"),
by and among
Household Affinity Funding Corporation,
as Transferor, the Servicer, and The
Bank of New York,
as Trustee, does hereby certify with
respect to the information set forth
below as follows:
1.Capitalized terms used in this
Certificate shall have the respective
 meanings set forth in the Pooling and
Servicing Agreement.
2.Household Finance Corporation is, as
of the date hereof, the Servicer
 under the Pooling and Servicing
Agreement.
3.The undersigned is a Servicing
Officer.
4.This Certificate relates to the
Distribution Date occurring on January
15, 1999
5.Trust Information.
(a)The aggregate amount of Collections
processed for the Due Period
preceding such Distribution Date was       $2,083,382,952.31
equal to .
(b)The aggregate amount of such
Collections with respect to Principal
Receivables for the Due Period preceding
such Distribution Date was
equal to ..                                $1,956,635,687.04
(i)The payment rate, [ ( (b) + (c)(ii) +             29.183%
(c)(iii) ) / (f) ],  is ....
(c)The aggregate amount of such
Collections with respect to Finance
Charge
and Administrative Receivables and the
Defaulted Amount for the Due Period
preceding
such Distribution Date was equal to .        $126,747,265.27
(i)The gross cash yield, [                           21.261%
((ii)+(iii)+(iv)+(v)) * 12 / (f) ],  is
 ...
(ii)The amount of such aggregate with         $75,389,335.22
respect to Finance Charge was equal to
(iii)The amount of such aggregate with        $14,502,557.49
respect to Fees was equal to ...
(iv)The amount of such aggregate with         $33,981,642.56
respect to Interchange was equal to ..
(v)The amount of such aggregate with             $373,585.00
respect to Other Recoveries was equal to
 ..
(vi)The amount of such aggregate with          $2,500,145.00
respect to Principal Recoveries was
equal to ..
(d)The Gross Defaulted Amount for the         $42,056,598.14
preceding Due Period is ...
(i)The annualized default rate, (d) *12                7.20%
/ (f),  is ....
(ii)The annualized net default rate,                   6.77%
[(d)-(c)(vi)] *12 / (f),  is ....
(e)The Portfolio Yield for such                       14.49%
Distribution Date ....
(f)The total amount of Principal
Receivables in the Trust at the
beginning
of the preceding Due Period is equal to    $7,012,619,844.89
 ...
(g)The total amount of Principal
Receivables as of the last day of the
immediately preceding Due Period is ..     $7,269,144,634.64
(h)The average amount of Principal
Receivables in the Trust during the
preceding Due Period (the sum of the
amounts in clause (f) and the
amount in clause (g) divided by 2) is      $7,140,882,239.76
equal to ...
(i)The total amount of Finance Charge
and Administrative Receivables in the
Trust as of the last day of the              $118,542,105.84
immediately preceding Due Period is ..
(j)The aggregate outstanding gross
balance of the Accounts which were
one payment (5-29 days) delinquent  as
of the close of business on the last
day of the calendar month preceding such     $253,591,398.15
Distribution Date was equal to ....
(k)The aggregate outstanding gross
balance of the Accounts which were
two payments (30-59 days) delinquent as
of the close of business on the last
day of the calendar month preceding such      $90,063,018.91
Distribution Date was equal to ....
(l)The aggregate outstanding gross
balance of the Accounts which were
three or more payments (60+ days)
delinquent as of the close of business
on the last
day of the calendar month preceding such     $207,520,707.20
Distribution Date was equal to ....
(m)The aggregate amount of Trust Excess
Principal Collections for such
Distribution Date is                       $1,514,099,413.95
(n)The aggregate amount of Principal                   $0.00
Shortfalls for such Distribution Date is
 ..
6.Group One Information
(a)The Average Rate for Group One (the
weighted average Certificate Rate
reduced to take into account any
payments made pursuant to interest
rate agreements, if any ) is equal to                 5.804%
 ...
(b)Group One Total Investor Collections      $762,072,141.31
is equal to .
(c)Group One Investor Principal              $714,228,663.35
Collections is equal to ...
(d)Group One Investor Finance Charge and      $47,843,477.96
Administrative Collections is equal to .
(e)Group One Investor Additional Amounts               $0.00
is equal to ..
(f)Group One Investor Default Amount is       $15,875,166.40
equal to
(g)Group One Investor Monthly Fees is          $4,411,773.33
equal to
(h)Group One Investor Monthly Interest        $12,219,607.69
is equal to
7.Series 1993-2 Information
(a)The Series Adjusted Portfolio Yield
for the Due Period preceding such
Distribution Date was equal to                       14.683%
(b)The Series 1993-2 Allocation
Percentage with respect to the Due
Period preceding such Distribution Date                9.47%
was equal to ...
(c)The Floating Allocation Percentage
for the Due Period preceding such
Distribution Date was equal to .                      88.56%
(d)The aggregate amount of Reallocated
Finance Charge and
Administrative Collections for the Due
Period preceding
such Distribution Date is equal to            $10,725,399.66
(e)The Floating Allocation Percentage of
Series Allocable Finance
Charge and Administrative Collections
for the Due Period preceding
such Distribution Date is equal to....        $10,631,875.96
(f)Class A Invested Amount ...               $500,000,000.00
(g)The Class A Invested Percentage with
respect to the Due Period
preceding such Distribution Date was                 85.000%
equal to ....
(h)The Class A Invested Percentage of
the amount set forth in Item 7(d)
above was equal to ..                          $9,116,578.77
(i)The amount of Class A Monthly
Interest for such Distribution Date is
equal to..                                     $2,333,333.33
(j)The amount of any Class A Monthly
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to .
(k)The amount of Class A Additional
Interest for such Distribution Date
is equal to ..                                         $0.00
(l)The amount of any Class A Additional
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to..
(m)The Class A Investor Default Amount
for such Distribution Date is
equal to                                       $2,998,636.68
(n)The Allocable Servicing Fee for such          $980,393.33
Distribution Date is equal to....
(o)The Class A Required Amount, if any,
with respect to such
Distribution Date is equal to..                        $0.00
(p)Class B Invested Amount ....               $29,412,000.00
(q)The Class B Invested Percentage for
the Due Period preceding such
Distribution Date was equal to                        5.000%
(r)The Class B Invested Percentage of
the amount set forth in Item 7(d)
above is equal to....                            $536,273.63
(s)The amount of Class B Monthly
Interest for such Distribution Date is
equal to..                                       $144,609.00
(t)The amount of any Class B Monthly
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to....
(u)The amount of Class B Additional
Interest for such Distribution Date
is equal to.                                           $0.00
(v)The amount of any Class B Additional
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to...
(w)Class B Investor Default Amount for
such Distribution Date is equal
to.                                              $176,391.80
(x)The Collateral Invested Percentage of
the amount set forth in Item 7(d)
above is equal to                              $1,072,547.26
(y)The Series 1993-2 Principal Shortfall
for such Distribution Date is
equal to                                               $0.00
(z)The Series 1993-2 Excess Principal                  $0.00
Collections is equal to..
(aa)The amount of Excess Finance Charge
and Administrative Collections
with respect to such Distribution Date         $3,937,379.62
is equal to....
(bb)The amount of Excess Finance Charge
and Administrative Collections
referred to in Item 7(aa) will be
available to be distributed on such
Distribution Date to fund or reimburse
the following items:
(i)to fund the Class A Required Amount,
if any, with
respect to such Distribution Date....                  $0.00
(ii)to reimburse Class A Investor Charge-              $0.00
Offs
(iii)to pay current or overdue Class B
Monthly Interest,
Class B Additional Interest or the
Cumulative
Excess Interest Amount ...                             $0.00
(iv)to fund the Class B Investor Default
Amount with
respect to such Distribution Date                $176,391.80
(v)to reimburse certain previous
reductions in the Class B
Invested Amount .                                      $0.00
(vi)to pay any portion of the Allocable
Servicing Fee not
paid pursuant to clause (i) above.                     $0.00
(vii)to fund the Collateral Investor
Default Amount with
respect to such Distribution Date                $352,783.61
(viii)to reimburse certain previous
reductions in the Collateral
Invested Amount .                                      $0.00
(ix)to make any required deposit in the                $0.00
Cash Collateral Account..
(cc)The amount of Subordinated Principal
Collections with respect to such
Distribution Date is equal to..               $24,619,287.84
(dd)The Principal Allocation Percentage               88.56%
is equal to ..
(ee)The total amount to be distributed
to Class A Certificateholders on
such Distribution Date in payment of                   $0.00
principal is equal to...
(ff)The total amount to be distributed
to Class B Certificateholders on
such Distribution Date in payment of                   $0.00
principal is equal to...
(gg)The amount of Class A Investor
Charge-Offs for such Distribution
Date is equal to.                                      $0.00
(hh)The total amount of reimbursements
of Class A Investor Charge-Offs
for such Distribution Date is equal                    $0.00
to...
(ii)The amount of Class B Investor
Charge-Offs and other reductions in
the Class B Invested Amount for such                   $0.00
Distribution Date is equal to...
(jj)The total amount of reimbursements
of Class B Investor Charge-Offs
for such Distribution Date is equal to                 $0.00
(kk)The Class A Invested Amount at the
close of business on such
Distribution Date (after giving effect
to all payments and adjustments
on such Distribution Date) will be equal     $500,000,000.00
to....
(ll)The Class B Invested Amount at the
close of business on such
Distribution Date (after giving effect
to all payments and adjustments
on such Distribution Date) will be equal      $29,412,000.00
to
(mm)The Available Collateral Amount as
of the close of business on the
preceding Distribution Date (after
giving effect to any withdrawal
from the Collateral Account) was equal        $58,824,000.00
to.
(nn)The Required Collateral Amount as of
the close of business on such
Distribution Date, after giving effect
to any withdrawal from the
Collateral Account and payments to the
Collateral Interest Holder on
such Distribution Date, will be equal         $58,824,000.00
to..
(oo)The ratio of the Required Collateral
Amount to the Class B Invested Amount
as of the close of business on such
Distribution Date, after giving effect
to any withdrawal from the Collateral
Account and payments to the
Collateral Interest Holder on such                  200.000%
Distribution Date, will be equal to ...
(pp)The Cumulative Excess Interest
Amount as of the close of business on
such Distribution Date, after giving
effect to any payments of interest
to Class B Certificateholders on such                  $0.00
Distribution Date, will be equal to ....
8.Total amount to be on deposit in the
Collection Account (after giving effect
to
allocations required to be made pursuant
to the terms of all other Series now
outstanding and to the payment of the
Servicer's fee and funding of investor
default
amounts) prior to making distributions         $6,217,194.24
on such Distribution Dates is equal to
 ..
9.The total amount to be allocated
according to the terms of the Collateral
Agreement on such Distribution Date is         $3,739,251.91
equal to .
10.Total amount to be distributed from
the Collection Account to the
Servicer in respect of the unpaid
Allocable Servicing Fee for the
preceding Due Period on such
Distribution Date (after taking into
consideration the amounts which have
been netted with respect to this
Series against deposits to the                         $0.00
Collection Account) is equal to..
11.As of the date hereof, to the best
knowledge of the undersigned, the
Servicer
has performed in all material respects
all its obligations under the Pooling
and Servicing Agreement through the Due
Period preceding such
Distribution Date or, if there has been
a default in the performance of
any such obligation, set forth in detail
the (i) nature of such default,
(ii) the action taken by the Transferor
and Servicer, if any, to remedy such
default
and (iii) the current status of each                    None
such default; if applicable, insert
"None".
12.As of the date hereof, to the best
knowledge of the undersigned, no
Amortization Event has been deemed to
have occurred on or prior to
such Distribution Date.
13.As of the date hereof, to the best
knowledge of the undersigned, no
Lien has been placed on any of the
Receivables other than pursuant to
the Pooling and Servicing Agreement (or,
if there is a Lien, such Lien
consists of :
________________________________________
____).
14.The amounts specified to be deposited into and withdrawn from the
Collection Account, as well as the
amounts specified to be paid to the
Transferor, the Servicer, the Interest
Holder and the Certificateholders
are all in accordance with the
requirements of the Pooling and
Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has
duly executed and delivered this
Certificate this 15th day of January,
1999.

0
0
0

HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________
      Name: Steven H. Smith
      Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.               December 1998
Household Affinity Credit Card Master           Jan 15, 1999
Trust I , Series 1993-2

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000                $4.666666660
interest
2. Principal distribution per $1,000            $0.000000000
interest
3. Interest distribution per $1,000             $4.666666660
interest
B. Calculation of Class A Interest
1. Class A Coupon                                5.60000000%
2. Beginning Principal Amount                $500,000,000.00
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                      $2,083,382,952.31
(b) Collections of Finance Charge and        $126,747,265.27
Administrative Receivables
(c) Collections of Principal               $1,956,635,687.04
2. Allocation of Receivables
(a) Class A Invested Percentage                      85.000%
(b) Principal Allocation Percentage                  88.557%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                   $253,591,398.15
% of Gross Receivables                                 3.43%
(b) Delinquent 30 - 59 days                   $90,063,018.91
% of Gross Receivables                                 1.22%
(c) Delinquent 60+ days                      $207,520,707.20
% of Gross Receivables                                 2.81%
4. Class A Investor Default Amount             $2,998,636.68
5. Class A Investor Charge-offs;
Reimbursement of Charge-offs
(a) Class A Investor Charge-offs, if                   $0.00
any, for the Distribution Date
(b) The amount of Item 5.(a) per $1,000                $0.00
interest
(c) Total reimbursed to Trust in respect               $0.00
of Class A Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                $0.00
interest
(e) The amount, if any, by which the
outstanding principal balance of the
          Class A Certificates exceeds
the class A Invested Amount as of
            the end of the Distribution                $0.00
Date
6. Allocable Servicing Fee paid for the          $980,393.33
Distribution Date
7. Deficit Controlled Amortization                     $0.00
Amount for the Distribution Date
D.Class A Pool Factor                                 1.0000
E. Receivables Balances
1. Principal Receivables as of the last $7,269,144,634.64 day of the preceding Due Period
2. Finance Charge and Administrative         $118,542,105.84
Receivables as of the last day
      of the preceding Due Period
F. Class B Certificates
1. Class B Invested Amount as of the end      $29,412,000.00
of the Distribution Date
2. Available Collateral Amount as of the $58,824,000.00 end of the Distribution Date

Household Finance Corporation
Household Affinity Funding Corp.               December 1998
Household Affinity Credit Card Master           Jan 15, 1999
Trust I , Series 1993-2

CLASS B CERTIFICATEHOLDER'S STATEMENT

1. Total distribution per $1,000                  $4.9166667
interest
2. Principal distribution per $1,000              $0.0000000
interest
3. Interest distribution per $1,000               $4.9166667
interest
B. Calculation of Class B Interest
1. Class B Coupon                                5.90000000%
2. Beginning Invested Amount                  $29,412,000.00
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                      $2,083,382,952.31
(b) Collections of Finance Charge and        $126,747,265.27
Administrative Receivables
(c) Collections of Principal               $1,956,635,687.04
2. Allocation of Receivables
(a) Class B Invested Percentage                       5.000%
(b) Principal Allocation Percentage                  88.557%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                   $253,591,398.15
% of Gross Receivables                                 3.43%
(b) Delinquent 30 - 59 days                   $90,063,018.91
% of Gross Receivables                                 1.22%
(c) Delinquent 60+ days                      $207,520,707.20
% of Gross Receivables                                 2.81%
4. Class B Investor Default Amount               $176,391.80
5. Class B Investor Charge-offs;
Reimbursement of Charge-offs
(a) Class B Investor Charge-offs, if                   $0.00
any, for the Distribution Date
(b) The amount of Item 5.(a) per $1,000                $0.00
interest
(c) Total reimbursed to Trust in respect               $0.00
of Class B Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                $0.00
interest
(e) The amount, if any, by which the                   $0.00
outstanding principal balance of the
          Class B Certificates exceeds
the Class B Invested Amount as of
            the end of the Distribution
Date
6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at                $0.00
the end of the Distribution Date
(b) Available Cash Collateral Amount as                0.00%
a percent of the Class B
        Invested Amount, each at the end
of the Distribution Date
7. Available Collateral Amount                $58,824,000.00
8. Deficit Controlled Amortization                     $0.00
Amount for the Distribution Date
D.Class B Pool Factor                            $1.00000000
E. Receivables Balances
1. Principal Receivables as of the last $7,269,144,634.64 day of the preceding Due Period
2. Finance Charge and Administrative         $118,542,105.84
Receivables as of the last day
      of the preceding Due Period


 MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection
3.04(b)
of the Pooling and Servicing Agreement

 HOUSEHOLD FINANCE CORPORATION
 HOUSEHOLD AFFINITY FUNDING CORPORATION
 HOUSEHOLD AFFINITY CREDIT CARD MASTER
TRUST 1
Class A and Class B Certificates, Series
1994-1

The undersigned, a duly authorized
representative of Household Finance
Corporation, as
Servicer (the "Servicer"), pursuant to
the Amended and Restated Pooling and
Servicing
Agreement, dated as of August 1, 1993
(the "Pooling and Servicing Agreement"),
by and among
Household Affinity Funding Corporation,
as Transferor, the Servicer, and The
Bank of New York,
as Trustee, does hereby certify with
respect to the information set forth
below as follows:
1.Capitalized terms used in this
Certificate shall have the respective
 meanings set forth in the Pooling and
Servicing Agreement.
2.Household Finance Corporation is, as
of the date hereof, the Servicer
 under the Pooling and Servicing
Agreement.
3.The undersigned is a Servicing
Officer.
4.This Certificate relates to the
Distribution Date occurring on January
15, 1999
5.Trust Information.
(a)The aggregate amount of Collections
processed for the Due Period
preceding such Distribution Date was       $2,083,382,952.31
equal to .
(b)The aggregate amount of such
Collections with respect to Principal
Receivables for the Due Period preceding
such Distribution Date was
equal to ..                                $1,956,635,687.04
(i)The payment rate, [ ( (b) + (c)(ii) +              29.18%
(c)(iii) ) / (f) ],  is ....
(c)The aggregate amount of such
Collections with respect to Finance
Charge
and Administrative Receivables and the
Defaulted Amount for the Due Period
preceding
such Distribution Date was equal to .        $126,747,265.27
(i)The gross cash yield, [                            21.26%
((ii)+(iii)+(iv)+(v)) * 12 / (f) ],  is
 ...
(ii)The amount of such aggregate with         $75,389,335.22
respect to Finance Charge was equal to
(iii)The amount of such aggregate with        $14,502,557.49
respect to Fees was equal to ...
(iv)The amount of such aggregate with         $33,981,642.56
respect to Interchange was equal to ..
(v)The amount of such aggregate with             $373,585.00
respect to Other Recoveries was equal to
 ..
(vi)The amount of such aggregate with          $2,500,145.00
respect to Principal Recoveries was
equal to ..
(d)The Gross Defaulted Amount for the         $42,056,598.14
preceding Due Period is ...
(i)The annualized default rate, (d) *12                7.20%
/ (f),  is ....
(ii)The annualized net default rate,                   6.77%
[(d)-(c)(vi)] *12 / (f),  is ....
(e)The Portfolio Yield for such                       14.49%
Distribution Date ....
(f)The total amount of Principal
Receivables in the Trust at the
beginning
of the preceding Due Period is equal to    $7,012,619,844.89
 ...
(g)The total amount of Principal
Receivables as of the last day of the
immediately preceding Due Period is ..     $7,269,144,634.64
(h)The average amount of Principal
Receivables in the Trust during the
preceding Due Period (the sum of the
amounts in clause (f) and the
amount in clause (g) divided by 2) is      $7,140,882,239.76
equal to ...
(i)The total amount of Finance Charge
and Administrative Receivables in the
Trust as of the last day of the              $118,542,105.84
immediately preceding Due Period is ..
(j)The aggregate outstanding gross
balance of the Accounts which were
one payment (5-29 days) delinquent  as
of the close of business on the last
day of the calendar month preceding such     $253,591,398.15
Distribution Date was equal to ....
(k)The aggregate outstanding gross
balance of the Accounts which were
two payments (30-59 days) delinquent as
of the close of business on the last
day of the calendar month preceding such      $90,063,018.91
Distribution Date was equal to ....
(l)The aggregate outstanding gross
balance of the Accounts which were
three or more payments (60+ days)
delinquent as of the close of business
on the last
day of the calendar month preceding such     $207,520,707.20
Distribution Date was equal to ....
(m)The aggregate amount of Trust Excess
Principal Collections for such
Distribution Date is                       $1,514,099,413.95
(n)The aggregate amount of Principal                   $0.00
Shortfalls for such Distribution Date is
 ..
6.Group One Information
(a)The Average Rate for Group One (the
weighted average Certificate Rate
reduced to take into account any
payments made pursuant to interest
rate agreements, if any ) is equal to                  5.80%
 ...
(b)Group One Total Investor Collections      $762,072,141.31
is equal to .
(c)Group One Investor Principal              $714,228,663.35
Collections is equal to ...
(d)Group One Investor Finance Charge and      $47,843,477.96
Administrative Collections is equal to .
(e)Group One Investor Additional Amounts               $0.00
is equal to ..
(f)Group One Investor Default Amount is       $15,875,166.40
equal to
(g)Group One Investor Monthly Fees is          $4,411,773.33
equal to
(h)Group One Investor Monthly Interest        $12,219,607.69
is equal to
7.Series 1994-1 Information
(a)The Series Adjusted Portfolio Yield
for the Due Period preceding such
Distribution Date was equal to                        14.30%
(b)The Series 1994-1 Allocation
Percentage with respect to the Due
Period preceding such Distribution Date               16.10%
was equal to ...
(c)The Floating Allocation Percentage
for the Due Period preceding such
Distribution Date was equal to .                      88.56%
(d)The aggregate amount of Reallocated
Finance Charge and
Administrative Collections for the Due
Period preceding
such Distribution Date is equal to            $17,914,007.31
(e)The Floating Allocation Percentage of
Series Allocable Finance
Charge and Administrative Collections
for the Due Period preceding
such Distribution Date is equal to....        $18,074,167.44
(f)Class A Invested Amount ...               $743,750,000.00
(g)The Class A Invested Percentage with
respect to the Due Period
preceding such Distribution Date was                  85.00%
equal to ....
(h)The Class A Invested Percentage of
the amount set forth in Item 7(d)
above was equal to ..                         $15,226,906.21
(i)The amount of Class A Monthly
Interest for such Distribution Date is
equal to..                                     $3,641,267.16
(j)The amount of any Class A Monthly
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to .
(k)The amount of Class A Additional
Interest for such Distribution Date
is equal to ..                                         $0.00
(l)The amount of any Class A Additional
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to..
(m)The Class A Investor Default Amount
for such Distribution Date is
equal to                                       $5,097,682.35
(n)The Allocable Servicing Fee for such        $1,666,666.67
Distribution Date is equal to....
(o)The Class A Required Amount, if any,
with respect to such
Distribution Date is equal to..                        $0.00
(p)Class B Invested Amount ....               $50,000,000.00
(q)The Class B Invested Percentage for
the Due Period preceding such
Distribution Date was equal to                         5.00%
(r)The Class B Invested Percentage of
the amount set forth in Item 7(d)
above is equal to....                            $895,700.37
(s)The amount of Class B Monthly
Interest for such Distribution Date is
equal to..                                       $252,083.33
(t)The amount of any Class B Monthly
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to....
(u)The amount of Class B Additional
Interest for such Distribution Date
is equal to.                                           $0.00
(v)The amount of any Class B Additional
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to...
(w)Class B Investor Default Amount for
such Distribution Date is equal
to.                                              $299,863.67
(x)The Collateral Invested Percentage of
the amount set forth in Item 7(d)
above is equal to                              $1,791,400.73
(y)The Series 1994-1 Principal Shortfall
for such Distribution Date is
equal to                                               $0.00
(z)The Series 1994-1 Excess Principal                  $0.00
Collections is equal to..
(aa)The amount of Excess Finance Charge
and Administrative Collections
with respect to such Distribution Date         $6,693,531.22
is equal to....
(bb)The amount of Excess Finance Charge
and Administrative Collections
referred to in Item 7(aa) will be
available to be distributed on such
Distribution Date to fund or reimburse
the following items:
(i)to fund the Class A Required Amount,
if any, with
respect to such Distribution Date....                  $0.00
(ii)to reimburse Class A Investor Charge-              $0.00
Offs
(iii)to pay current or overdue Class B
Monthly Interest,
Class B Additional Interest or the
Cumulative
Excess Interest Amount ...                             $0.00
(iv)to fund the Class B Investor Default
Amount with
respect to such Distribution Date                $299,863.67
(v)to reimburse certain previous
reductions in the Class B
Invested Amount .                                      $0.00
(vi)to pay any portion of the Allocable
Servicing Fee not
paid pursuant to clause (i) above.                     $0.00
(vii)to fund the Collateral Investor
Default Amount with
respect to such Distribution Date                $599,727.34
(viii)to reimburse certain previous
reductions in the Collateral
Invested Amount .                                      $0.00
(ix)to make any required deposit in the                $0.00
Cash Collateral Account..
(cc)The amount of Subordinated Principal
Collections with respect to such
Distribution Date is equal to..               $41,972,079.79
(dd)The Principal Allocation Percentage               88.81%
is equal to ..
(ee)The total amount to be distributed
to Class A Certificateholders on
such Distribution Date in payment of         $106,250,000.00
principal is equal to...
(ff)The total amount to be distributed
to Class B Certificateholders on
such Distribution Date in payment of                   $0.00
principal is equal to...
(gg)The amount of Class A Investor
Charge-Offs for such Distribution
Date is equal to.                                      $0.00
(hh)The total amount of reimbursements
of Class A Investor Charge-Offs
for such Distribution Date is equal                    $0.00
to...
(ii)The amount of Class B Investor
Charge-Offs and other reductions in
the Class B Invested Amount for such                   $0.00
Distribution Date is equal to...
(jj)The total amount of reimbursements
of Class B Investor Charge-Offs
for such Distribution Date is equal to                 $0.00
(kk)The Class A Invested Amount at the
close of business on such
Distribution Date (after giving effect
to all payments and adjustments
on such Distribution Date) will be equal     $637,500,000.00
to....
(ll)The Class B Invested Amount at the
close of business on such
Distribution Date (after giving effect
to all payments and adjustments
on such Distribution Date) will be equal      $50,000,000.00
to
(mm)The Available Collateral Amount as
of the close of business on the
preceding Distribution Date (after
giving effect to any withdrawal
from the Collateral Account) was equal       $100,000,000.00
to.
(nn)The Required Collateral Amount as of
the close of business on such
Distribution Date, after giving effect
to any withdrawal from the
Collateral Account and payments to the
Collateral Interest Holder on
such Distribution Date, will be equal         $76,388,888.89
to..
(oo)The ratio of the Required Collateral
Amount to the Class B Invested Amount
as of the close of business on such
Distribution Date, after giving effect
to any withdrawal from the Collateral
Account and payments to the
Collateral Interest Holder on such                   152.78%
Distribution Date, will be equal to ...
(pp)The Cumulative Excess Interest
Amount as of the close of business on
such Distribution Date, after giving
effect to any payments of interest
to Class B Certificateholders on such                  $0.00
Distribution Date, will be equal to ....
8.Total amount to be on deposit in the
Collection Account (after giving effect
to
allocations required to be made pursuant
to the terms of all other Series now
outstanding and to the payment of the
Servicer's fee and funding of investor
default
amounts) prior to making distributions       $140,111,178.39
on such Distribution Dates is equal to
 ..
9.The total amount to be allocated
according to the terms of the Collateral
Agreement on such Distribution Date is        $29,967,827.90
equal to .
10.Total amount to be distributed from
the Collection Account to the
Servicer in respect of the unpaid
Allocable Servicing Fee for the
preceding Due Period on such
Distribution Date (after taking into
consideration the amounts which have
been netted with respect to this
Series against deposits to the                         $0.00
Collection Account) is equal to..
11.As of the date hereof, to the best
knowledge of the undersigned, the
Servicer
has performed in all material respects
all its obligations under the Pooling
and Servicing Agreement through the Due
Period preceding such
Distribution Date or, if there has been
a default in the performance of
any such obligation, set forth in detail
the (i) nature of such default,
(ii) the action taken by the Transferor
and Servicer, if any, to remedy such
default
and (iii) the current status of each                    None
such default; if applicable, insert
"None".
12.As of the date hereof, to the best
knowledge of the undersigned, no
Amortization Event has been deemed to
have occurred on or prior to
such Distribution Date.
13.As of the date hereof, to the best
knowledge of the undersigned, no
Lien has been placed on any of the
Receivables other than pursuant to
the Pooling and Servicing Agreement (or,
if there is a Lien, such Lien
consists of :                                          $0.00
________________________________________
____).
14.The amounts specified to be deposited into and withdrawn from the
Collection Account, as well as the
amounts specified to be paid to the
Transferor, the Servicer, the Interest
Holder and the Certificateholders
are all in accordance with the
requirements of the Pooling and
Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has
duly executed and delivered this
Certificate this 15th day of January,
1999.

0
0
0

HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________
      Name: Steven H. Smith
      Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.               December 1998
Household Affinity Credit Card Master           Jan 15, 1999
Trust I , Series 1994-1

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000                $129.2838437
interest
2. Principal distribution per $1,000            $125.0000000
interest
3. Interest distribution per $1,000               $4.2838437
interest
B. Calculation of Class A Interest
1. Calculation of Class A Certificate
Rate
(a) One-month LIBOR                             5.535470000%
(b) Spread                                      0.150000000%
(c) Class A Certificate Rate                    5.685470000%
2. Beginning Principal Amount                $743,750,000.00
3. Days in Interest Period                                31
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                      $2,083,382,952.31
(b) Collections of Finance Charge and        $126,747,265.27
Administrative Receivables
(c) Collections of Principal               $1,956,635,687.04
2. Allocation of Receivables
(a) Class A Invested Percentage                       85.00%
(b) Principal Allocation Percentage                   88.81%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                   $253,591,398.15
% of Gross Receivables                                 3.43%
(b) Delinquent 30 - 59 days                   $90,063,018.91
% of Gross Receivables                                 1.22%
(c) Delinquent 60+ days                      $207,520,707.20
% of Gross Receivables                                 2.81%
4. Class A Investor Default Amount             $5,097,682.35
5. Class A Investor Charge-offs;
Reimbursement of Charge-offs
(a) Class A Investor Charge-offs, if                   $0.00
any, for the Distribution Date
(b) The amount of Item 5.(a) per $1,000                $0.00
interest
(c) Total reimbursed to Trust in respect               $0.00
of Class A Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                $0.00
interest
(e) The amount, if any, by which the
outstanding principal balance of the
          Class A Certificates exceeds
the class A Invested Amount as of
            the end of the Distribution                $0.00
Date
6. Allocable Servicing Fee paid for the        $1,666,666.67
Distribution Date
7. Deficit Controlled Amortization                     $0.00
Amount for the Distribution Date
D.Class A Pool Factor
E. Receivables Balances
1. Principal Receivables as of the last $7,269,144,634.64 day of the preceding Due Period
2. Finance Charge and Administrative
Receivables as of the last day
      of the preceding Due Period            $118,542,105.84
F.Class B Certificates
1. Class B Invested Amount as of the end      $50,000,000.00
of the Distribution Date
2. Available Collateral Amount as of the $76,388,888.89 end of the Distribution Date

Household Finance Corporation
Household Affinity Funding Corp.               December 1998
Household Affinity Credit Card Master           Jan 15, 1999
Trust I , Series 1994-1

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000                $5.041666600
interest
2. Principal distribution per $1,000            $0.000000000
interest
3. Interest distribution per $1,000             $5.041666600
interest
B. Calculation of Class B Interest
1. Class B Coupon                                 6.0500000%
2. Beginning Invested Amount                  $50,000,000.00
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                      $2,083,382,952.31
(b) Collections of Finance Charge and        $126,747,265.27
Administrative Receivables
(c) Collections of Principal               $1,956,635,687.04
2. Allocation of Receivables
(a) Class B Invested Percentage                       5.000%
(b) Principal Allocation Percentage                   88.81%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                   $253,591,398.15
% of Gross Receivables                                 3.43%
(b) Delinquent 30 - 59 days                   $90,063,018.91
% of Gross Receivables                                 1.22%
(c) Delinquent 60+ days                      $207,520,707.20
% of Gross Receivables                                 2.81%
4. Class B Investor Default Amount               $299,863.67
5. Class B Investor Charge-offs;
Reimbursement of Charge-offs
(a) Class B Investor Charge-offs, if                   $0.00
any, for the Distribution Date
(b) The amount of Item 5.(a) per $1,000                $0.00
interest
(c) Total reimbursed to Trust in respect               $0.00
of Class B Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                $0.00
interest
(e) The amount, if any, by which the
outstanding principal balance of the
          Class B Certificates exceeds
the Class B Invested Amount as of
            the end of the Distribution                $0.00
Date
6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at                $0.00
the end of the Distribution Date
(b) Available Cash Collateral Amount as               0.000%
a percent of the Class B
        Invested Amount, each at the end
of the Distribution Date
7. Available Collateral Amount                $76,388,888.89
8. Deficit Controlled Amortization                     $0.00
Amount for the Distribution Date
D.Class B Pool Factor                                   1.00
E. Receivables Balances
1. Principal Receivables as of the last $7,269,144,634.64 day of the preceding Due Period
2. Finance Charge and Administrative         $118,542,105.84
Receivables as of the last day
      of the preceding Due Period


MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection
3.04(b)
of the Pooling and Servicing Agreement

 HOUSEHOLD FINANCE CORPORATION
 HOUSEHOLD AFFINITY FUNDING CORPORATION
 HOUSEHOLD AFFINITY CREDIT CARD MASTER
TRUST 1
Class A and Class B Certificates, Series
1995-1

The undersigned, a duly authorized
representative of Household Finance
Corporation, as
Servicer (the "Servicer"), pursuant to
the Amended and Restated Pooling and
Servicing
Agreement, dated as of August 1, 1993
(the "Pooling and Servicing Agreement"),
by and among
Household Affinity Funding Corporation,
as Transferor, the Servicer, and The
Bank of New York,
as Trustee, does hereby certify with
respect to the information set forth
below as follows:
1.Capitalized terms used in this
Certificate shall have the respective
 meanings set forth in the Pooling and
Servicing Agreement.
2.Household Finance Corporation is, as
of the date hereof, the Servicer
 under the Pooling and Servicing
Agreement.
3.The undersigned is a Servicing
Officer.
4.This Certificate relates to the
Distribution Date occurring on January
15, 1999
5.Trust Information.
(a)The aggregate amount of Collections
processed for the Due Period
preceding such Distribution Date was       $2,083,382,952.31
equal to .
(b)The aggregate amount of such
Collections with respect to Principal
Receivables for the Due Period preceding
such Distribution Date was
equal to ..                                $1,956,635,687.04
(i)The payment rate, [ ( (b) + (c)(ii) +             29.183%
(c)(iii) ) / (f) ],  is ....
(c)The aggregate amount of such
Collections with respect to Finance
Charge
and Administrative Receivables and the
Defaulted Amount for the Due Period
preceding
such Distribution Date was equal to .        $126,747,265.27
(i)The gross cash yield, [                           21.261%
((ii)+(iii)+(iv)+(v)) * 12 / (f) ],  is
 ...
(ii)The amount of such aggregate with         $75,389,335.22
respect to Finance Charge was equal to
(iii)The amount of such aggregate with        $14,502,557.49
respect to Fees was equal to ...
(iv)The amount of such aggregate with         $33,981,642.56
respect to Interchange was equal to ..
(v)The amount of such aggregate with             $373,585.00
respect to Other Recoveries was equal to
 ..
(vi)The amount of such aggregate with          $2,500,145.00
respect to Principal Recoveries was
equal to ..
(d)The Gross Defaulted Amount for the         $42,056,598.14
preceding Due Period is ...
(i)The annualized default rate, (d) *12               7.197%
/ (f),  is ....
(ii)The annualized net default rate,                  6.769%
[(d)-(c)(vi)] *12 / (f),  is ....
(e)The Portfolio Yield for such                      14.492%
Distribution Date ....
(f)The total amount of Principal
Receivables in the Trust at the
beginning
of the preceding Due Period is equal to    $7,012,619,844.89
 ...
(g)The total amount of Principal
Receivables as of the last day of the
immediately preceding Due Period is ..     $7,269,144,634.64
(h)The average amount of Principal
Receivables in the Trust during the
preceding Due Period (the sum of the
amounts in clause (f) and the
amount in clause (g) divided by 2) is      $7,140,882,239.76
equal to ...
(i)The total amount of Finance Charge
and Administrative Receivables in the
Trust as of the last day of the              $118,542,105.84
immediately preceding Due Period is ..
(j)The aggregate outstanding gross
balance of the Accounts which were
one payment (5-29 days) delinquent  as
of the close of business on the last
day of the calendar month preceding such     $253,591,398.15
Distribution Date was equal to ....
(k)The aggregate outstanding gross
balance of the Accounts which were
two payments (30-59 days) delinquent as
of the close of business on the last
day of the calendar month preceding such      $90,063,018.91
Distribution Date was equal to ....
(l)The aggregate outstanding gross
balance of the Accounts which were
three or more payments (60+ days)
delinquent as of the close of business
on the last
day of the calendar month preceding such     $207,520,707.20
Distribution Date was equal to ....
(m)The aggregate amount of Trust Excess
Principal Collections for such
Distribution Date is                       $1,514,099,413.95
(n)The aggregate amount of Principal                   $0.00
Shortfalls for such Distribution Date is
 ..
6.Group One Information
(a)The Average Rate for Group One (the
weighted average Certificate Rate
reduced to take into account any
payments made pursuant to interest
rate agreements, if any ) is equal to                 5.804%
 ...
(b)Group One Total Investor Collections      $762,072,141.31
is equal to .
(c)Group One Investor Principal              $714,228,663.35
Collections is equal to ...
(d)Group One Investor Finance Charge and      $47,843,477.96
Administrative Collections is equal to .
(e)Group One Investor Additional Amounts               $0.00
is equal to ..
(f)Group One Investor Default Amount is       $15,875,166.40
equal to
(g)Group One Investor Monthly Fees is          $4,411,773.33
equal to
(h)Group One Investor Monthly Interest        $12,219,607.69
is equal to
7.Series 1995-1 Information
(a)The Series Adjusted Portfolio Yield
for the Due Period preceding such
Distribution Date was equal to                        14.98%
(b)The Series 1995-1 Allocation
Percentage with respect to the Due
Period preceding such Distribution Date                9.66%
was equal to ...
(c)The Floating Allocation Percentage
for the Due Period preceding such
Distribution Date was equal to .                      88.56%
(d)The aggregate amount of Reallocated
Finance Charge and
Administrative Collections for the Due
Period preceding
such Distribution Date is equal to            $11,088,246.26
(e)The Floating Allocation Percentage of
Series Allocable Finance
Charge and Administrative Collections
for the Due Period preceding
such Distribution Date is equal to....        $10,844,500.46
(f)Class A Invested Amount ...               $522,000,000.00
(g)The Class A Invested Percentage with
respect to the Due Period
preceding such Distribution Date was                 87.000%
equal to ....
(h)The Class A Invested Percentage of
the amount set forth in Item 7(d)
above was equal to ..                          $9,646,774.25
(i)The amount of Class A Monthly
Interest for such Distribution Date is
equal to..                                     $2,555,618.77
(j)The amount of any Class A Monthly
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to .
(k)The amount of Class A Additional
Interest for such Distribution Date
is equal to ..                                         $0.00
(l)The amount of any Class A Additional
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to..
(m)The Class A Investor Default Amount
for such Distribution Date is
equal to                                       $3,130,576.69
(n)The Allocable Servicing Fee for such        $1,000,000.00
Distribution Date is equal to....
(o)The Class A Required Amount, if any,
with respect to such
Distribution Date is equal to..                        $0.00
(p)Class B Invested Amount ....               $24,000,000.00
(q)The Class B Invested Percentage for
the Due Period preceding such
Distribution Date was equal to                        4.000%
(r)The Class B Invested Percentage of
the amount set forth in Item 7(d)
above is equal to....                            $443,529.85
(s)The amount of Class B Monthly
Interest for such Distribution Date is
equal to..                                       $154,000.00
(t)The amount of any Class B Monthly
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to....
(u)The amount of Class B Additional
Interest for such Distribution Date
is equal to.                                           $0.00
(v)The amount of any Class B Additional
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to...
(w)Class B Investor Default Amount for
such Distribution Date is equal
to.                                              $143,934.56
(x)The Collateral Invested Percentage of
the amount set forth in Item 7(d)
above is equal to                                $997,942.16
(y)The Series 1995-1 Principal Shortfall
for such Distribution Date is
equal to                                               $0.00
(z)The Series 1995-1 Excess Principal                  $0.00
Collections is equal to..
(aa)The amount of Excess Finance Charge
and Administrative Collections
with respect to such Distribution Date         $4,248,050.80
is equal to....
(bb)The amount of Excess Finance Charge
and Administrative Collections
referred to in Item 7(aa) will be
available to be distributed on such
Distribution Date to fund or reimburse
the following items:
(i)to fund the Class A Required Amount,
if any, with
respect to such Distribution Date....                  $0.00
(ii)to reimburse Class A Investor Charge-              $0.00
Offs
(iii)to pay current or overdue Class B
Monthly Interest,
Class B Additional Interest or the
Cumulative
Excess Interest Amount ...                             $0.00
(iv)to fund the Class B Investor Default
Amount with
respect to such Distribution Date                $143,934.56
(v)to reimburse certain previous
reductions in the Class B
Invested Amount .                                      $0.00
(vi)to pay the Collateral Monthly
Interest for such Distribution
Date equal to                                    $303,899.36
(vii)to pay any portion of the Allocable
Servicing Fee not
paid pursuant to clause (i) above.                     $0.00
(viii)to fund the Collateral Investor
Default Amount with
respect to such Distribution Date                $323,852.76
(ix)to reimburse certain previous
reductions in the Collateral
Invested Amount .                                      $0.00
(x)to make any required deposit in the                 $0.00
Cash Collateral Account..
(cc)The amount of Subordinated Principal
Collections with respect to such
Distribution Date is equal to..               $21,763,276.35
(dd)The Principal Allocation Percentage               88.56%
is equal to ..
(ee)The total amount to be distributed
to Class A Certificateholders on
such Distribution Date in payment of                   $0.00
principal is equal to...
(ff)The total amount to be distributed
to Class B Certificateholders on
such Distribution Date in payment of                   $0.00
principal is equal to...
(gg)The amount of Class A Investor
Charge-Offs for such Distribution
Date is equal to.                                      $0.00
(hh)The total amount of reimbursements
of Class A Investor Charge-Offs
for such Distribution Date is equal                    $0.00
to...
(ii)The amount of Class B Investor
Charge-Offs and other reductions in
the Class B Invested Amount for such                   $0.00
Distribution Date is equal to...
(jj)The total amount of reimbursements
of Class B Investor Charge-Offs
for such Distribution Date is equal to                 $0.00
(kk)The Class A Invested Amount at the
close of business on such
Distribution Date (after giving effect
to all payments and adjustments
on such Distribution Date) will be equal     $522,000,000.00
to....
(ll)The Class B Invested Amount at the
close of business on such
Distribution Date (after giving effect
to all payments and adjustments
on such Distribution Date) will be equal      $24,000,000.00
to
(mm)The Available Collateral Amount as
of the close of business on the
preceding Distribution Date (after
giving effect to any withdrawal
from the Collateral Account) was equal        $54,000,000.00
to.
(nn)The Required Collateral Amount as of
the close of business on such
Distribution Date, after giving effect
to any withdrawal from the
Collateral Account and payments to the
Collateral Interest Holder on
such Distribution Date, will be equal         $54,000,000.00
to..
(oo)The ratio of the Required Collateral
Amount to the Class B Invested Amount
as of the close of business on such
Distribution Date, after giving effect
to any withdrawal from the Collateral
Account and payments to the
Collateral Interest Holder on such                  225.000%
Distribution Date, will be equal to ...
(pp)The Cumulative Excess Interest
Amount as of the close of business on
such Distribution Date, after giving
effect to any payments of interest
to Class B Certificateholders on such                  $0.00
Distribution Date, will be equal to ....
8.Total amount to be on deposit in the
Collection Account (after giving effect
to
allocations required to be made pursuant
to the terms of all other Series now
outstanding and to the payment of the
Servicer's fee and funding of investor
default
amounts) prior to making distributions         $6,489,882.25
on such Distribution Dates is equal to
 ..
9.The total amount to be allocated
according to the terms of the Collateral
Agreement on such Distribution Date is         $3,780,263.48
equal to .
10.Total amount to be distributed from
the Collection Account to the
Servicer in respect of the unpaid
Allocable Servicing Fee for the
preceding Due Period on such
Distribution Date (after taking into
consideration the amounts which have
been netted with respect to this
Series against deposits to the                         $0.00
Collection Account) is equal to..
11.As of the date hereof, to the best
knowledge of the undersigned, the
Servicer
has performed in all material respects
all its obligations under the Pooling
and Servicing Agreement through the Due
Period preceding such
Distribution Date or, if there has been
a default in the performance of
any such obligation, set forth in detail
the (i) nature of such default,
(ii) the action taken by the Transferor
and Servicer, if any, to remedy such
default
and (iii) the current status of each                    None
such default; if applicable, insert
"None".
12.As of the date hereof, to the best
knowledge of the undersigned, no
Amortization Event has been deemed to
have occurred on or prior to
such Distribution Date.
13.As of the date hereof, to the best
knowledge of the undersigned, no
Lien has been placed on any of the
Receivables other than pursuant to
the Pooling and Servicing Agreement (or,
if there is a Lien, such Lien
consists of :
________________________________________
____).
14.The amounts specified to be deposited into and withdrawn from the
Collection Account, as well as the
amounts specified to be paid to the
Transferor, the Servicer, the Interest
Holder and the Certificateholders
are all in accordance with the
requirements of the Pooling and
Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has
duly executed and delivered this
Certificate this 15th day of January,
1999.

0
0
0

HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________
      Name: Steven H. Smith
      Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.               December 1998
Household Affinity Credit Card Master           Jan 15, 1999
Trust I , Series 1995-1

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000                $4.895821398
interest
2. Principal distribution per $1,000                   $0.00
interest
3. Interest distribution per $1,000             $4.895821398
interest
B. Calculation of Class A Interest
1. Calculation of Class A Certificate
Rate
(a) One-month LIBOR                             5.535470000%
(b) Spread                                           0.1500%
(c) Class A Certificate Rate                    5.685470000%
2. Beginning Principal Amount                $522,000,000.00
3. Days in Interest Period
                                                          31
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                      $2,083,382,952.31
(b) Collections of Finance Charge and        $126,747,265.27
Administrative Receivables
(c) Collections of Principal               $1,956,635,687.04
2. Allocation of Receivables
(a) Class A Invested Percentage                       87.00%
(b) Principal Allocation Percentage                   88.56%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                   $253,591,398.15
% of Gross Receivables                                 3.43%
(b) Delinquent 30 - 59 days                   $90,063,018.91
% of Gross Receivables                                 1.22%
(c) Delinquent 60+ days                      $207,520,707.20
% of Gross Receivables                                 2.81%
4. Class A Investor Default Amount             $3,130,576.69
5. Class A Investor Charge-offs;
Reimbursement of Charge-offs
(a) Class A Investor Charge-offs, if                   $0.00
any, for the Distribution Date
(b) The amount of Item 5.(a) per $1,000                $0.00
interest
(c) Total reimbursed to Trust in respect               $0.00
of Class A Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                $0.00
interest
(e) The amount, if any, by which the                   $0.00
outstanding principal balance of the
          Class A Certificates exceeds
the class A Invested Amount as of
            the end of the Distribution
Date
6. Allocable Servicing Fee paid for the        $1,000,000.00
Distribution Date
7. Deficit Controlled Amortization                     $0.00
Amount for the Distribution Date
D.Class A Pool Factor                             1.00000000
E. Receivables Balances
1. Principal Receivables as of the last $7,269,144,634.64 day of the preceding Due Period
2. Finance Charge and Administrative         $118,542,105.84
Receivables as of the last day
      of the preceding Due Period
F.Class B Certificates
1. Class B Invested Amount as of the end      $24,000,000.00
of the Distribution Date
2. Available Collateral Amount as of the $54,000,000.00 end of the Distribution Date

Household Finance Corporation
Household Affinity Funding Corp.               December 1998
Household Affinity Credit Card Master           Jan 15, 1999
Trust I , Series 1995-1

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000                $6.416666667
interest
2. Principal distribution per $1,000                   $0.00
interest
3. Interest distribution per $1,000             $6.416666667
interest
B. Calculation of Class B Interest
1. Class B Coupon                               7.700000000%
2. Beginning Invested Amount                  $24,000,000.00
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                      $2,083,382,952.31
(b) Collections of Finance Charge and        $126,747,265.27
Administrative Receivables
(c) Collections of Principal               $1,956,635,687.04
2. Allocation of Receivables
(a) Class B Invested Percentage                       4.000%
(b) Principal Allocation Percentage                  88.557%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                   $253,591,398.15
% of Gross Receivables                                 3.43%
(b) Delinquent 30 - 59 days                   $90,063,018.91
% of Gross Receivables                                 1.22%
(c) Delinquent 60+ days                      $207,520,707.20
% of Gross Receivables                                 2.81%
4. Class B Investor Default Amount               $143,934.56
5. Class B Investor Charge-offs;
Reimbursement of Charge-offs
(a) Class B Investor Charge-offs, if                   $0.00
any, for the Distribution Date
(b) The amount of Item 5.(a) per $1,000                $0.00
interest
(c) Total reimbursed to Trust in respect               $0.00
of Class B Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                $0.00
interest
(e) The amount, if any, by which the
outstanding principal balance of the
          Class B Certificates exceeds
the Class B Invested Amount as of
            the end of the Distribution                $0.00
Date
6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at                $0.00
the end of the Distribution Date
(b) Available Cash Collateral Amount as                0.00%
a percent of the Class B
        Invested Amount, each at the end
of the Distribution Date
7. Available Collateral Amount                $54,000,000.00
8. Deficit Controlled Amortization                     $0.00
Amount for the Distribution Date
D.Class B Pool Factor
                                                  1.00000000
E. Receivables Balances
1. Principal Receivables as of the last $7,269,144,634.64 day of the preceding Due Period
2. Finance Charge and Administrative         $118,542,105.84
Receivables as of the last day
      of the preceding Due Period


 MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection
3.04(b)
of the Pooling and Servicing Agreement

 HOUSEHOLD FINANCE CORPORATION
 HOUSEHOLD AFFINITY FUNDING CORPORATION
 HOUSEHOLD AFFINITY CREDIT CARD MASTER
TRUST 1
Class A and Class B Certificates, Series
1997-1

The undersigned, a duly authorized
representative of Household Finance
Corporation, as
Servicer (the "Servicer"), pursuant to
the Amended and Restated Pooling and
Servicing
Agreement, dated as of August 1, 1993
(the "Pooling and Servicing Agreement"),
by and among
Household Affinity Funding Corporation,
as Transferor, the Servicer, and The
Bank of New York,
as Trustee, does hereby certify with
respect to the information set forth
below as follows:
1.Capitalized terms used in this
Certificate shall have the respective
 meanings set forth in the Pooling and
Servicing Agreement.
2.Household Finance Corporation is, as
of the date hereof, the Servicer
 under the Pooling and Servicing
Agreement.
3.The undersigned is a Servicing
Officer.
4.This Certificate relates to the
Distribution Date occurring on January
15, 1999
5.Trust Information.
(a)The aggregate amount of Collections
processed for the Due Period
preceding such Distribution Date was       $2,083,382,952.31
equal to .
(b)The aggregate amount of such
Collections with respect to Principal
Receivables for the Due Period preceding
such Distribution Date was
equal to ..                                $1,956,635,687.04
(i)The payment rate, [ ( (b) + (c)(ii) +              29.18%
(c)(iii) ) / (f) ],  is ....
(c)The aggregate amount of such
Collections with respect to Finance
Charge
and Administrative Receivables and the
Defaulted Amount for the Due Period
preceding
such Distribution Date was equal to .        $126,747,265.27
(i)The gross cash yield, [                            21.26%
((ii)+(iii)+(iv)+(v)) * 12 / (f) ],  is
 ...
(ii)The amount of such aggregate with         $75,389,335.22
respect to Finance Charge was equal to
(iii)The amount of such aggregate with        $14,502,557.49
respect to Fees was equal to ...
(iv)The amount of such aggregate with         $33,981,642.56
respect to Interchange was equal to ..
(v)The amount of such aggregate with             $373,585.00
respect to Other Recoveries was equal to
 ..
(vi)The amount of such aggregate with          $2,500,145.00
respect to Principal Recoveries was
equal to ..
(d)The Gross Defaulted Amount for the         $42,056,598.14
preceding Due Period is ...
(i)The annualized default rate, (d) *12                7.20%
/ (f),  is ....
(ii)The annualized net default rate,                   6.77%
[(d)-(c)(vi)] *12 / (f),  is ....
(e)The Portfolio Yield for such                       14.49%
Distribution Date ....
(f)The total amount of Principal
Receivables in the Trust at the
beginning
of the preceding Due Period is equal to    $7,012,619,844.89
 ...
(g)The total amount of Principal
Receivables as of the last day of the
immediately preceding Due Period is ..     $7,269,144,634.64
(h)The average amount of Principal
Receivables in the Trust during the
preceding Due Period (the sum of the
amounts in clause (e) and the
amount in clause (g) divided by 2) is      $7,140,882,239.76
equal to ...
(i)The total amount of Finance Charge
and Administrative Receivables in the
Trust as of the last day of the              $118,542,105.84
immediately preceding Due Period is ..
(j)The aggregate outstanding gross
balance of the Accounts which were
one payment (5-29 days) delinquent  as
of the close of business on the last
day of the calendar month preceding such     $253,591,398.15
Distribution Date was equal to ....
(k)The aggregate outstanding gross
balance of the Accounts which were
two payments (30-59 days) delinquent as
of the close of business on the last
day of the calendar month preceding such      $90,063,018.91
Distribution Date was equal to ....
(l)The aggregate outstanding gross
balance of the Accounts which were
three or more payments (60+ days)
delinquent as of the close of business
on the last
day of the calendar month preceding such     $207,520,707.20
Distribution Date was equal to ....
(m)The aggregate amount of Trust Excess
Principal Collections for such
Distribution Date is                       $1,514,099,413.95
(n)The aggregate amount of Principal                   $0.00
Shortfalls for such Distribution Date is
 ..
6.Group Two Information
(a)The Average Rate for Group Two (the
weighted average Certificate Rate
reduced to take into account any
payments made pursuant to interest
rate agreements, if any ) is equal to                5.7183%
 ...
(b)Group Two Total Investor Collections      $297,090,530.84
is equal to .
(c)Group Two Investor Principal              $279,016,363.40
Collections is equal to ...
(d)Group Two Investor Finance Charge and      $18,074,167.43
Administrative Collections is equal to .
(e)Group Two Investor Additional Amounts               $0.00
is equal to ..
(f)Group Two Investor Default Amount is        $5,997,273.35
equal to
(g)Group Two Investor Monthly Fees is          $1,666,666.67
equal to
(h)Group Two Investor Monthly Interest         $4,924,065.84
is equal to
7.Series 1997-1 Information
(a)The Series Adjusted Portfolio Yield
for the Due Period preceding such
Distribution Date was equal to                        14.49%
(b)The Series 1997-1 Allocation
Percentage with respect to the Due
Period preceding such Distribution Date               16.10%
was equal to ...
(c)The Floating Allocation Percentage
for the Due Period preceding such
Distribution Date was equal to .                      88.56%
(d)The aggregate amount of Reallocated
Finance Charge and
Administrative Collections for the Due
Period preceding
such Distribution Date is equal to            $18,074,167.43
(e)The Floating Allocation Percentage of
Series Allocable Finance
Charge and Administrative Collections
for the Due Period preceding
such Distribution Date is equal to....        $18,074,167.43
(f)Class A Invested Amount ...               $870,000,000.00
(g)The Class A Invested Percentage with
respect to the Due Period
preceding such Distribution Date was                  87.00%
equal to ....
(h)The Class A Invested Percentage of
the amount set forth in Item 7(d)
above was equal to ..                         $15,724,525.67
(i)The amount of Class A Monthly
Interest for such Distribution Date is
equal to..                                     $4,221,906.28
(j)The amount of any Class A Monthly
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to .
(k)The amount of Class A Additional
Interest for such Distribution Date
is equal to ..                                         $0.00
(l)The amount of any Class A Additional
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to..
(m)The Class A Investor Default Amount
for such Distribution Date is
equal to                                       $5,217,627.82
(n)The Allocable Servicing Fee for such        $1,666,666.67
Distribution Date is equal to....
(o)The Class A Required Amount, if any,
with respect to such
Distribution Date is equal to..                        $0.00
(p)Class B Invested Amount ....               $47,500,000.00
(q)The Class B Invested Percentage for
the Due Period preceding such
Distribution Date was equal to                         4.75%
(r)The Class B Invested Percentage of
the amount set forth in Item 7(d)
above is equal to....                            $858,522.95
(s)The amount of Class B Monthly
Interest for such Distribution Date is
equal to..                                       $237,868.88
(t)The amount of any Class B Monthly
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to....
(u)The amount of Class B Additional
Interest for such Distribution Date
is equal to.                                           $0.00
(v)The amount of any Class B Additional
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to...
(w)Class B Investor Default Amount for
such Distribution Date is equal
to.                                              $284,870.48
(x)The Collateral Invested Percentage of
the amount set forth in Item 7(d)
above is equal to                              $1,491,118.81
(y)The Series 1997-1 Principal Shortfall
for such Distribution Date is
equal to                                               $0.00
(z)The Series 1997-1 Excess Principal                  $0.00
Collections is equal to..
(aa)The amount of Excess Finance Charge
and Administrative Collections
with respect to such Distribution Date         $6,730,097.78
is equal to....
(bb)The amount of Excess Finance Charge
and Administrative Collections
referred to in Item 7(aa) will be
available to be distributed on such
Distribution Date to fund or reimburse
the following items:
(i)to fund the Class A Required Amount,
if any, with
respect to such Distribution Date....                  $0.00
(ii)to reimburse Class A Investor Charge-              $0.00
Offs
(iii)to pay current or overdue Class B
Monthly Interest,
Class B Additional Interest or the
Cumulative
Excess Interest Amount ...                             $0.00
(iv)to fund the Class B Investor Default
Amount with
respect to such Distribution Date                $284,870.48
(v)to reimburse certain previous
reductions in the Class B
Invested Amount .                                      $0.00
(vi)to pay the Collateral Monthly
Interest for such Distribution
Date equal to                                    $464,290.68
(vii)to pay any portion of the Allocable
Servicing Fee not
paid pursuant to clause (i) above.                     $0.00
(viii)to fund the Collateral Investor
Default Amount with
respect to such Distribution Date                $494,775.05
(ix)to reimburse certain previous
reductions in the Collateral
Invested Amount .                                      $0.00
(x)to make any required deposit in the                 $0.00
Cash Collateral Account..
(xi)to make any required deposit to the                $0.00
Reserve Account .
(cc)The amount of Subordinated Principal
Collections with respect to such
Distribution Date is equal to..               $36,272,127.24
(dd)The Principal Allocation Percentage               88.56%
is equal to ..
(ee)The total amount to be distributed
to Class A Certificateholders on
such Distribution Date in payment of                   $0.00
principal is equal to...
(ff)The total amount to be distributed
to Class B Certificateholders on
such Distribution Date in payment of                   $0.00
principal is equal to...
(gg)The amount of Class A Investor
Charge-Offs for such Distribution
Date is equal to.                                      $0.00
(hh)The total amount of reimbursements
of Class A Investor Charge-Offs
for such Distribution Date is equal                    $0.00
to...
(ii)The amount of Class B Investor
Charge-Offs and other reductions in
the Class B Invested Amount for such                   $0.00
Distribution Date is equal to...
(jj)The total amount of reimbursements
of Class B Investor Charge-Offs
for such Distribution Date is equal to                 $0.00
(kk)The Class A Invested Amount at the
close of business on such
Distribution Date (after giving effect
to all payments and adjustments
on such Distribution Date) will be equal     $870,000,000.00
to....
(ll)The Class B Invested Amount at the
close of business on such
Distribution Date (after giving effect
to all payments and adjustments
on such Distribution Date) will be equal      $47,500,000.00
to
(mm)The Available Collateral Amount as
of the close of business on the
preceding Distribution Date (after
giving effect to any withdrawal
from the Collateral Account) was equal        $82,500,000.00
to.
(nn)The Required Collateral Amount as of
the close of business on such
Distribution Date, after giving effect
to any withdrawal from the
Collateral Account and payments to the
Collateral Interest Holder on
such Distribution Date, will be equal         $82,500,000.00
to..
(oo)The ratio of the Required Collateral
Amount to the Class B Invested Amount
as of the close of business on such
Distribution Date, after giving effect
to any withdrawal from the Collateral
Account and payments to the
Collateral Interest Holder on such                   173.68%
Distribution Date, will be equal to ...
(pp)The Cumulative Excess Interest
Amount as of the close of business on
such Distribution Date, after giving
effect to any payments of interest
to Class B Certificateholders on such                  $0.00
Distribution Date, will be equal to ....
8.Total amount to be on deposit in the
Collection Account (after giving effect
to
allocations required to be made pursuant
to the terms of all other Series now
outstanding and to the payment of the
Servicer's fee and funding of investor
default
amounts) prior to making distributions        $10,410,227.41
on such Distribution Dates is equal to
 ..
9.The total amount to be allocated
according to the terms of the Collateral
Agreement on such Distribution Date is         $5,950,452.25
equal to .
10.Total amount to be distributed from
the Collection Account to the
Servicer in respect of the unpaid
Allocable Servicing Fee for the
preceding Due Period on such
Distribution Date (after taking into
consideration the amounts which have
been netted with respect to this
Series against deposits to the                         $0.00
Collection Account) is equal to..
11.The Class A Adjusted Amount ...           $870,000,000.00
12.The Class B Adjusted Amount ...            $47,500,000.00
13.The Controlled Accumulation Amount                  $0.00
 ...
14.The Controlled Deposit Amount ...                   $0.00
15.The Deficit Controlled Deposit Amount               $0.00
16.The Principal Funding Account Balance               $0.00
 ....
17.The Principal Funding Investment                    $0.00
Shortfall  ...
18.The Required Reserve Account Amount         $8,716,250.00
 ....
19.The Reserve Account Balance ..              $8,716,250.00
20.As of the date hereof, to the best
knowledge of the undersigned, the
Servicer
has performed in all material respects
all its obligations under the Pooling
and Servicing Agreement through the Due
Period preceding such
Distribution Date or, if there has been
a default in the performance of
any such obligation, set forth in detail
the (i) nature of such default,
(ii) the action taken by the Transferor
and Servicer, if any, to remedy such
default
and (iii) the current status of each                    None
such default; if applicable, insert
"None".
21.As of the date hereof, to the best
knowledge of the undersigned, no
Amortization Event has been deemed to
have occurred on or prior to
such Distribution Date.
22.As of the date hereof, to the best
knowledge of the undersigned, no
Lien has been placed on any of the
Receivables other than pursuant to
the Pooling and Servicing Agreement (or,
if there is a Lien, such Lien
consists of :
________________________________________
____).
23.The amounts specified to be deposited into and withdrawn from the
Collection Account, as well as the
amounts specified to be paid to the
Transferor, the Servicer, the Interest
Holder and the Certificateholders
are all in accordance with the
requirements of the Pooling and
Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has
duly executed and delivered this
Certificate this 15th day of January,
1999.

0
0
0

HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________
      Name: Steven H. Smith
      Title: Servicing Officer

Household Finance Corporation
Household Card Funding Corp.                   December 1998
Household Credit Card Master Trust I ,          Jan 15, 1999
Series 1997-1

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000                $4.852765839
interest
2. Principal distribution per $1,000                   $0.00
interest
3. Interest distribution per $1,000             $4.852765839
interest
B. Calculation of Class A Interest
1. Calculation of Class A Certificate
Rate
(a) One-month LIBOR                             5.535470000%
(b) Spread                                           0.1000%
(c) Class A Certificate Rate                    5.635470000%
2. Beginning Principal Amount                $870,000,000.00
3. Days in Interest Period                                31
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                      $2,083,382,952.31
(b) Collections of Finance Charge and        $126,747,265.27
Administrative Receivables
(c) Collections of Principal               $1,956,635,687.04
2. Allocation of Receivables
(a) Class A Invested Percentage                       87.00%
(b) Principal Allocation Percentage                   88.56%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                   $253,591,398.15
% of Gross Receivables                                 3.43%
(b) Delinquent 30 - 59 days                   $90,063,018.91
% of Gross Receivables                                 1.22%
(c) Delinquent 60+ days                      $207,520,707.20
% of Gross Receivables                                 2.81%
4. Class A Investor Default Amount             $5,217,627.82
5. Class A Investor Charge-offs;
Reimbursement of Charge-offs
(a) Class A Investor Charge-offs, if                   $0.00
any, for the Distribution Date
(b) The amount of Item 5.(a) per $1,000                $0.00
interest
(c) Total reimbursed to Trust in respect               $0.00
of Class A Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                $0.00
interest
(e) The amount, if any, by which the
outstanding principal balance of the
          Class A Certificates exceeds
the class A Invested Amount as of
            the end of the Distribution                $0.00
Date
6. Allocable Servicing Fee paid for the        $1,666,666.67
Distribution Date
7. Deficit Controlled Amortization                     $0.00
Amount for the Distribution Date
D.Class A Pool Factor                              1.0000000
E. Receivables Balances
1. Principal Receivables as of the last $7,269,144,634.64 day of the preceding Due Period
2. Finance Charge and Administrative         $118,542,105.84
Receivables as of the last day
      of the preceding Due Period
F.Class B Certificates
1. Class B Invested Amount as of the end      $47,500,000.00
of the Distribution Date
2. Available Collateral Invested Amount       $82,500,000.00
as of the end of the Distribution Date

Household Finance Corporation
Household Card Funding Corp.                   December 1998
Household Credit Card Master Trust I ,          Jan 15, 1999
Series 1997-1

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000                $5.007765895
interest
2. Principal distribution per $1,000                   $0.00
interest
3. Interest distribution per $1,000             $5.007765895
interest
B. Calculation of Class B Interest
1. Calculation of Class B Certificate
Rate
(a) One-month LIBOR                             5.535470000%
(b) Spread                                           0.2800%
(c) Class B Certificate Rate                    5.815470000%
2. Beginning Invested Amount                  $47,500,000.00
3. Days in Interest Period                                31
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections                      $2,083,382,952.31
(b) Collections of Finance Charge and        $126,747,265.27
Administrative Receivables
(c) Collections of Principal               $1,956,635,687.04
2. Allocation of Receivables
(a) Class B Invested Percentage                       4.750%
(b) Principal Allocation Percentage                  88.557%
3. Delinquent Gross Balances
(a) Delinquent 5 - 29 days                   $253,591,398.15
% of Gross Receivables                                 3.43%
(b) Delinquent 30 - 59 days                   $90,063,018.91
% of Gross Receivables                                 1.22%
(c) Delinquent 60+ days                      $207,520,707.20
% of Gross Receivables                                 2.81%
4. Class B Investor Default Amount               $284,870.48
5. Class B Investor Charge-offs;
Reimbursement of Charge-offs
(a) Class B Investor Charge-offs, if                   $0.00
any, for the Distribution Date
(b) The amount of Item 5.(a) per $1,000                $0.00
interest
(c) Total reimbursed to Trust in respect               $0.00
of Class B Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                $0.00
interest
(e) The amount, if any, by which the                   $0.00
outstanding principal balance of the
          Class B Certificates exceeds
the Class B Invested Amount as of
            the end of the Distribution
Date
6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at                $0.00
the end of the Distribution Date
(b) Available Cash Collateral Amount as                0.00%
a percent of the Class B
        Invested Amount, each at the end
of the Distribution Date
7. Available Collateral Invested Amount       $82,500,000.00
8. Deficit Controlled Amortization                     $0.00
Amount for the Distribution Date
D.Class B Pool Factor                             1.00000000
E. Receivables Balances
1. Principal Receivables as of the last $7,269,144,634.64 day of the preceding Due Period
2. Finance Charge and Administrative         $118,542,105.84
Receivables as of the last day
      of the preceding Due Period


MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection
3.04(b)
of the Pooling and Servicing Agreement


 HOUSEHOLD FINANCE CORPORATION

 HOUSEHOLD AFFINITY FUNDING CORPORATION

 HOUSEHOLD AFFINITY CREDIT CARD MASTER
TRUST 1

Class A and Class B Certificates,



        The undersigned, a duly
authorized  representative of Household
Finance Corporation,
as Servicer (the "Servicer"), pursuant
to the Amended and Restated Pooling and
Servicing Agreement,
dated as of August 1, 1993 (the "Pooling and Servicing Agreement"), by and among Household Affinity
Funding Corporation, as Transferor, the
Servicer, and The Bank of New York, as
Trustee, does
hereby certify with respect to the
information set forth below as follows:

1.Capitalized terms used in this
Certificate shall have the respective
 meanings set forth in the Pooling and
Servicing Agreement.

2.Household Finance Corporation is, as
of the date hereof, the Servicer
 under the Pooling and Servicing
Agreement.

3.The undersigned is a Servicing
Officer.

4.This Certificate relates to the
Distribution Date occurring on January
15, 1999

5.Trust Information.

(a)The aggregate amount of Collections
processed for the Due Period
preceding such Distribution Date was       $2,083,382,952.31
equal to .

(b)The aggregate amount of such
Collections with respect to Principal
Receivables for the Due Period preceding
such Distribution Date was
equal to ..                                $1,956,635,687.04
(i)The payment rate, [ ( (b) + (c)(ii) +              29.18%
(c)(iii) ) / (f) ],  is ....


(c)The aggregate amount of such
Collections with respect to Finance
Charge
and Administrative Receivables and the
Defaulted Amount for the Due Period
preceding
such Distribution Date was equal to .        $126,747,265.27

(i)The gross cash yield, [                            21.26%
((ii)+(iii)+(iv)+(v)) * 12 / (f) ],  is
 ...

(ii)The amount of such aggregate with         $75,389,335.22
respect to Finance Charge was equal to

(iii)The amount of such aggregate with        $14,502,557.49
respect to Fees was equal to ...

(iv)The amount of such aggregate with         $33,981,642.56
respect to Interchange was equal to ..

(v)The amount of such aggregate with             $373,585.00
respect to Other Recoveries was equal to
 ..

(vi)The amount of such aggregate with          $2,500,145.00
respect to Principal Recoveries was
equal to ..

(d)The Gross Defaulted Amount for the         $42,056,598.14
preceding Due Period is ...
(i)The annualized default rate, (d) *12                7.20%
/ (f),  is ....

(ii)The annualized net default rate,                   6.77%
[(d)-(c)(vi)] *12 / (f),  is ....

(e)The Portfolio Yield for such                       14.49%
Distribution Date ....

(f)The total amount of Principal
Receivables in the Trust at the
beginning
of the preceding Due Period is equal to    $7,012,619,844.89
 ...

(g)The total amount of Principal
Receivables as of the last day of the
immediately preceding Due Period is ..     $7,269,144,634.64

(h)The average amount of Principal
Receivables in the Trust during the
preceding Due Period (the sum of the
amounts in clause (f) and the
amount in clause (g) divided by 2) is      $7,140,882,239.76
equal to ...

(i)The total amount of Finance Charge
and Administrative Receivables in the
Trust as of the last day of the              $118,542,105.84
immediately preceding Due Period is ..

(j)The aggregate outstanding gross
balance of the Accounts which were
one payment (1-29 days) delinquent  as
of the close of business on the last
day of the calendar month preceding such     $253,591,398.15
Distribution Date was equal to ....

(k)The aggregate outstanding gross
balance of the Accounts which were
two payments (30-59 days) delinquent as
of the close of business on the last
day of the calendar month preceding such      $90,063,018.91
Distribution Date was equal to ....

(l)The aggregate outstanding gross
balance of the Accounts which were
three or more payments (60+ days)
delinquent as of the close of business
on the last
day of the calendar month preceding such     $207,520,707.20
Distribution Date was equal to ....

(m)The aggregate amount of Trust Excess
Principal Collections for such
Distribution Date is                       $1,514,099,413.95

(n)The aggregate amount of Principal                   $0.00
Shortfalls for such Distribution Date is
 ..

6.Group Three Information

(a)The Average Rate for Group Three (the
weighted average Certificate Rate
reduced to take into account any
payments made pursuant to interest
rate agreements, if any ) is equal to                  5.74%
 ...

(b)Group Three Total Investor                $288,236,080.61
Collections is equal to .

(c)Group Three Investor Principal            $270,701,675.77
Collections is equal to ...

(d)Group Three Investor Finance Charge        $17,534,404.84
and Administrative Collections is equal
to .



(e)Group Three Investor Additional                     $0.00
Amounts is equal to ..

(f)Group Three Investor Default Amount         $5,818,172.22
is equal to

(g)Group Three Investor Monthly Fees is        $1,616,893.73
equal to

(h)Group Three Investor Monthly Interest       $4,793,141.03
is equal to

7.Series 1998-1 Information

(a)The Series Adjusted Portfolio Yield
for the Due Period preceding such
Distribution Date was equal to                        14.49%

(b)The Series 1998-1 Allocation
Percentage with respect to the Due
Period preceding such Distribution Date               15.62%
was equal to ...

(c)The Floating Allocation Percentage
for the Due Period preceding such
Distribution Date was equal to .                      88.55%

(d)The aggregate amount of Reallocated
Finance Charge and
Administrative Collections for the Due
Period preceding
such Distribution Date is equal to            $17,534,404.84

(e)The Floating Allocation Percentage of
Series Allocable Finance
Charge and Administrative Collections
for the Due Period preceding
such Distribution Date is equal to....        $17,534,404.84

(f)Class A Invested Amount ...               $844,000,000.00

(g)The Class A Invested Percentage with
respect to the Due Period
preceding such Distribution Date was                  87.00%
equal to ....

(h)The Class A Invested Percentage of
the amount set forth in Item 7(d)
above was equal to ..                         $15,254,597.32

(i)The amount of Class A Monthly
Interest for such Distribution Date is
equal to..                                     $4,110,269.92

(j)The amount of any Class A Monthly
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to .

(k)The amount of Class A Additional
Interest for such Distribution Date
is equal to ..                                         $0.00

(l)The amount of any Class A Additional
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to..

(m)The Class A Investor Default Amount
for such Distribution Date is
equal to                                       $5,061,698.71

(n)The Allocable Servicing Fee for such        $1,616,893.73
Distribution Date is equal to....

(o)The Class A Required Amount, if any,
with respect to such
Distribution Date is equal to..                        $0.00

(p)Class B Invested Amount ....               $46,100,000.00

(q)The Class B Invested Percentage for
the Due Period preceding such
Distribution Date was equal to                         4.75%

(r)The Class B Invested Percentage of
the amount set forth in Item 7(d)
above is equal to....                            $833,219.12

(s)The amount of Class B Monthly
Interest for such Distribution Date is
equal to..                                       $232,445.89

(t)The amount of any Class B Monthly
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to....

(u)The amount of Class B Additional
Interest for such Distribution Date
is equal to.                                           $0.00

(v)The amount of any Class B Additional
Interest previously due but not
distributed on a prior Distribution Date               $0.00
is equal to...

(w)Class B Investor Default Amount for
such Distribution Date is equal
to.                                              $276,474.30


(x)The Collateral Invested Percentage of
the amount set forth in Item 7(d)
above is equal to                              $1,446,588.40

(y)The Series 1998-1 Principal Shortfall
for such Distribution Date is
equal to                                               $0.00

(z)The Series 1998-1 Excess Principal                  $0.00
Collections is equal to..

(aa)The amount of Excess Finance Charge
and Administrative Collections
with respect to such Distribution Date         $6,513,096.59
is equal to....

(bb)The amount of Excess Finance Charge
and Administrative Collections
referred to in Item 7(aa) will be
available to be distributed on such
Distribution Date to fund or reimburse
the following items:

(i)to fund the Class A Required Amount,
if any, with
respect to such Distribution Date....                  $0.00

(ii)to reimburse Class A Investor Charge-              $0.00
Offs

(iii)to pay current or overdue Class B
Monthly Interest,
Class B Additional Interest or the
Cumulative
Excess Interest Amount ...                             $0.00

(iv)to fund the Class B Investor Default
Amount with
respect to such Distribution Date                $276,474.30

(v)to reimburse certain previous
reductions in the Class B
Invested Amount .                                      $0.00

(vi)to pay the Collateral Monthly
Interest for such Distribution
Date equal to                                    $450,425.22

(vii)to pay any portion of the Allocable
Servicing Fee not
paid pursuant to clause (i) above.                     $0.00

(viii)to fund the Collateral Investor
Default Amount with
respect to such Distribution Date                $479,999.21

(ix)to reimburse certain previous
reductions in the Collateral
Invested Amount .                                      $0.00

(x)to make any required deposit in the                 $0.00
Cash Collateral Account..

(xi)to make any required deposit to the                $0.00
Reserve Account .


(cc)The amount of Subordinated Principal
Collections with respect to such
Distribution Date is equal to..               $35,196,387.98

(dd)The Principal Allocation Percentage               88.56%
is equal to ..

(ee)The total amount to be distributed
to Class A Certificateholders on
such Distribution Date in payment of                   $0.00
principal is equal to...

(ff)The total amount to be distributed
to Class B Certificateholders on
such Distribution Date in payment of                   $0.00
principal is equal to...

(gg)The amount of Class A Investor
Charge-Offs for such Distribution
Date is equal to.                                      $0.00

(hh)The total amount of reimbursements
of Class A Investor Charge-Offs
for such Distribution Date is equal                    $0.00
to...

(ii)The amount of Class B Investor
Charge-Offs and other reductions in
the Class B Invested Amount for such                   $0.00
Distribution Date is equal to...

(jj)The total amount of reimbursements
of Class B Investor Charge-Offs
for such Distribution Date is equal to                 $0.00

(kk)The Class A Invested Amount at the
close of business on such
Distribution Date (after giving effect
to all payments and adjustments
on such Distribution Date) will be equal     $844,000,000.00
to....

(ll)The Class B Invested Amount at the
close of business on such
Distribution Date (after giving effect
to all payments and adjustments
on such Distribution Date) will be equal      $46,100,000.00
to

(mm)The Available Collateral Amount as
of the close of business on the
preceding Distribution Date (after
giving effect to any withdrawal
from the Collateral Account) was equal        $80,036,239.78
to.

(nn)The Required Collateral Amount as of
the close of business on such
Distribution Date, after giving effect
to any withdrawal from the
Collateral Account and payments to the
Collateral Interest Holder on
such Distribution Date, will be equal         $80,036,239.78
to..

(oo)The ratio of the Required Collateral
Amount to the Class B Invested Amount
as of the close of business on such
Distribution Date, after giving effect
to any withdrawal from the Collateral
Account and payments to the
Collateral Interest Holder on such                   173.61%
Distribution Date, will be equal to ...

(pp)The Cumulative Excess Interest
Amount as of the close of business on
such Distribution Date, after giving
effect to any payments of interest
to Class B Certificateholders on such                  $0.00
Distribution Date, will be equal to ....

8.Total amount to be on deposit in the
Collection Account (after giving effect
to
allocations required to be made pursuant
to the terms of all other Series now
outstanding and to the payment of the
Servicer's fee and funding of investor
default
amounts) prior to making distributions        $10,099,338.89
on such Distribution Dates is equal to
 ..

9.The total amount to be allocated
according to the terms of the Collateral
Agreement on such Distribution Date is         $5,756,623.08
equal to .

10.Total amount to be distributed from
the Collection Account to the
Servicer in respect of the unpaid
Allocable Servicing Fee for the
preceding Due Period on such
Distribution Date (after taking into
consideration the amounts which have
been netted with respect to this
Series against deposits to the                         $0.00
Collection Account) is equal to..

11.The Class A Adjusted Amount ...           $844,000,000.00

12.The Class B Adjusted Amount ...            $46,100,000.00

13.The Controlled Accumulation Amount                  $0.00
 ...

14.The Controlled Deposit Amount ...                   $0.00

15.The Deficit Controlled Deposit Amount               $0.00

16.The Principal Funding Account Balance               $0.00
 ....

17.The Principal Funding Investment                    $0.00
Shortfall  ...

18.The Required Reserve Account Amount                 $0.00
 ....

19.The Reserve Account Balance ..                      $0.00

20.As of the date hereof, to the best
knowledge of the undersigned, the
Servicer
has performed in all material respects
all its obligations under the Pooling
and Servicing Agreement through the Due
Period preceding such
Distribution Date or, if there has been
a default in the performance of
any such obligation, set forth in detail
the (i) nature of such default,
(ii) the action taken by the Transferor
and Servicer, if any, to remedy such
default
and (iii) the current status of each                    None
such default; if applicable, insert
"None".

21.As of the date hereof, to the best
knowledge of the undersigned, no
Amortization Event has been deemed to
have occurred on or prior to
such Distribution Date.

22.As of the date hereof, to the best
knowledge of the undersigned, no
Lien has been placed on any of the
Receivables other than pursuant to
the Pooling and Servicing Agreement (or,
if there is a Lien, such Lien
consists of :
________________________________________
____).

23.The amounts specified to be deposited into and withdrawn from the
Collection Account, as well as the
amounts specified to be paid to the
Transferor, the Servicer, the Interest
Holder and the Certificateholders
are all in accordance with the
requirements of the Pooling and
Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has
duly executed and delivered this
Certificate this 16th day of November,
1998.

*An Aggregate Addition of approximately
$1.9 billion of receivables was made in
May 1998 which
 addition did not include any
Receivables that were 30 or greater days delinquent thereby favorably impacting the annualized net default
rate.

HOUSEHOLD FINANCE CORPORATION
as Servicer,

By: _______________________________


Household Finance Corporation
Household Card Funding Corp.               December 31, 1998
Household Credit Card Master Trust I ,      January 15, 1999
Series 1998-1


CLASS A CERTIFICATEHOLDER'S STATEMENT

A.Information Regarding Distributions

1. Total distribution per $1,000                $4.869988057
interest
2. Principal distribution per $1,000            $0.000000000
interest
3. Interest distribution per $1,000             $4.869988057
interest

B. Calculation of Class A Interest

1. Calculation of Class A Certificate
Rate
(a) One-month LIBOR                             5.535470000%
(b) Spread                                           0.1200%
(c) Class A Certificate Rate                    5.655470000%
2. Beginning Principal Amount                $844,000,000.00
3. Days in Interest Period                                31

C. Performance of Trust

1. Collections of Receivables
(a) Total Collections                      $2,083,382,952.31
(b) Collections of Finance Charge and        $126,747,265.27
Administrative Receivables
(c) Collections of Principal               $1,956,635,687.04

2. Allocation of Receivables
(a) Class A Invested Percentage                       87.00%
(b) Principal Allocation Percentage                   88.56%

3. Delinquent Gross Balances
(a) Delinquent 1 - 29 days                   $253,591,398.15
% of Gross Receivables                                 3.43%
(b) Delinquent 30 - 59 days                   $90,063,018.91
% of Gross Receivables                                 1.22%
(c) Delinquent 60+ days                      $207,520,707.20
% of Gross Receivables                                 2.81%

4. Class A Investor Default Amount             $5,061,698.71

5. Class A Investor Charge-offs;
Reimbursement of Charge-offs
(a) Class A Investor Charge-offs, if                   $0.00
any, for the Distribution Date
(b) The amount of Item 5.(a) per $1,000                $0.00
interest
(c) Total reimbursed to Trust in respect               $0.00
of Class A Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                $0.00
interest
(e) The amount, if any, by which the                   $0.00
outstanding principal balance of the
          Class A Certificates exceeds
the class A Invested Amount as of
            the end of the Distribution
Date

6. Allocable Servicing Fee paid for the        $1,616,893.73
Distribution Date

7. Deficit Controlled Accumulation                     $0.00
Amount for the Distribution Date

D.Class A Pool Factor                            1.000000000

E. Receivables Balances
1. Principal Receivables as of the last    $7,269,144,634.64
day of the preceding Due Period
2. Finance Charge and Administrative         $118,542,105.84
Receivables as of the last day
      of the preceding Due Period

F.Class B Certificates
1. Class B Invested Amount as of the end      $46,100,000.00
of the Distribution Date
2. Available Collateral Invested Amount       $80,036,239.78
as of the end of the Distribution Date








Household Finance Corporation
Household Card Funding Corp.               December 31, 1998
Household Credit Card Master Trust I ,      January 15, 1999
Series 1998-1


CLASS B CERTIFICATEHOLDER'S STATEMENT

A.Information Regarding Distributions

1. Total distribution per $1,000                $5.042210195
interest
2. Principal distribution per $1,000            $0.000000000
interest
3. Interest distribution per $1,000             $5.042210195
interest

B. Calculation of Class B Interest

1. Calculation of Class B Certificate
Rate
(a) One-month LIBOR                             5.535470000%
(b) Spread                                           0.3200%
(c) Class B Certificate Rate                    5.855470000%
2. Beginning Invested Amount                  $46,100,000.00
3. Days in Interest Period                                31

C. Performance of Trust

1. Collections of Receivables
(a) Total Collections                      $2,083,382,952.31
(b) Collections of Finance Charge and        $126,747,265.27
Administrative Receivables
(c) Collections of Principal               $1,956,635,687.04

2. Allocation of Receivables
(a) Class B Invested Percentage                        4.75%
(b) Principal Allocation Percentage                   88.56%

3. Delinquent Gross Balances
(a) Delinquent 1 - 29 days                   $253,591,398.15
% of Gross Receivables                                 3.43%
(b) Delinquent 30 - 59 days                   $90,063,018.91
% of Gross Receivables                                 1.22%
(c) Delinquent 60+ days                      $207,520,707.20
% of Gross Receivables                                 2.81%

4. Class B Investor Default Amount               $276,474.30

5. Class B Investor Charge-offs;
Reimbursement of Charge-offs
(a) Class B Investor Charge-offs, if                   $0.00
any, for the Distribution Date
(b) The amount of Item 5.(a) per $1,000                $0.00
interest
(c) Total reimbursed to Trust in respect               $0.00
of Class B Investor Charge-offs
(d) The amount of Item 5.(c) per $1,000                $0.00
interest
(e) The amount, if any, by which the                   $0.00
outstanding principal balance of the
          Class B Certificates exceeds
the Class B Invested Amount as of
            the end of the Distribution
Date

6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at                $0.00
the end of the Distribution Date
(b) Available Cash Collateral Amount as                0.00%
a percent of the Class B
        Invested Amount, each at the end
of the Distribution Date

7. Available Collateral Invested Amount       $80,036,239.78

8. Deficit Controlled Accumulation                     $0.00
Amount for the Distribution Date

D.Class B Pool Factor                           $1.000000000

E. Receivables Balances
1. Principal Receivables as of the last    $7,269,144,634.64
day of the preceding Due Period
2. Finance Charge and Administrative         $118,542,105.84
Receivables as of the last day